CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH

THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Exhibit 10.6

PURCHASE AGREEMENT NUMBER 3860

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Relating to Boeing Model 787 Aircraft

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Articles	Rev.: 08/27/2004

ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Additional Terms

TABLE

1.	Aircraft Information Table

EXHIBIT

A1.	787-8 Aircraft Configuration

A2.	787-9 Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	Buyer Furnished Equipment Variables

CS1.	Customer Support Document

EE1.	Engine Escalation/Engine Warranty ***

SLP1.	Service Life Policy Components

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Articles	i	Rev.: 07/20/12

LETTER AGREEMENTS

UAL-PA-03860-LA-1209247	787 e-Enabling

UAL-PA-03860-LA-1209264	Open Configuration Matters

UAL-PA-03860-LA-1209265	Option Aircraft

UAL-PA-03860-LA-1209409	Spares Initial Provisioning

UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements

UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment

UAL-PA-03860-LA-1209417	Model 787 Post Delivery Software and Data Loading

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Articles	ii	Rev.: 07/20/12

CONFIDENTIAL LETTER AGREEMENTS

UAL-PA-03860-LA-1209236	Model Substitution

UAL-PA-03860-LA-1209412	Spare Parts Commitment

UAL-PA-03860-LA-1209413	Special Matters

UAL-PA-03860-LA-1209414	Other Special Matters

UAL-PA-03860-LA-1209416	Promotional Support

UAL-PA-03860-LA-1209430	Performance Guarantees

UAL-PA-03860-LA-1209455	***

UAL-PA-03860-LA-1209429	***

UAL-PA-03860-LA-1209618	Alternate Engine Selection

6-1162-ELP-0794	*** Program ***

6-1162-ELP-0795	*** Program ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Articles	iii	Rev.: 07/20/12

Purchase Agreement No. 3860

between

The Boeing Company

and

United Air Lines, Inc.

This Purchase Agreement No. 3860 dated as of September 27, 2012 between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to the purchase and sale of Model 787 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any (Purchase Agreement), incorporates and amends the terms and conditions of the Aircraft General Terms Agreement dated as of February 19, 2010 between the parties, identified as AGTA-UAL (AGTA). The Purchase Agreement *** supersedes purchase agreement no. 3427***.

Article 1. Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-8 aircraft, 787-9 or 787-10 aircraft, as the case may be (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to this Purchase Agreement. *** months prior to delivery of Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

Article 2. Delivery Schedule.

The Aircraft will be delivered to Customer in accordance with the scheduled months of delivery of the Aircraft listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 is subject to escalation dollars.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Articles	1	Rev.: 07/20/12

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 787 Aircraft requires Customer to make certain advance payments, expressed as a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of ***%, less the Deposit, on the date of signing of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than *** months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. The Aircraft Price for each Aircraft will be re-calculated at the time that Aircraft is delivered using the then available escalation factors for the month when that Aircraft is delivered to calculate the Escalation Adjustment as defined in Supplemental Exhibit AE1.

Article 5. Additional Terms.

5.1 Excusable Delay. Article 7.1 of the basic articles of the AGTA in so far as it applies to the Aircraft only is revised to read as follows:

7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) *** (vii) inability, after due and timely diligence, to obtain type certification; or (viii) any other cause to the extent such cause is beyond Boeing’s control and not occasioned by Boeing’s fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Articles	2	Rev.: 07/20/12

5.2 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification for the Aircraft, (iii) month and year of scheduled deliveries of the Aircraft, (iv) Aircraft Basic Price, (v) escalation factors applicable to the Aircraft and (vi) Advance Payment Base Prices and advance payments applicable to the Aircraft and their schedules.

5.3 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula for the Aircraft.

5.4 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft.

5.5 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA with respect to the Aircraft but not with respect to any other aircraft.

5.6 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty *** indemnity for the Aircraft.

5.7 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).

5.8 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.9 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Articles	3	Rev.: 07/20/12

DATED AS OF September    , 2012

THE BOEING COMPANY	UNITED AIR LINES, INC.

/s/ ***	/s/ Gerald Laderman
Signature	Signature

***	Gerald Laderman
Printed name	Printed name

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Articles	4	Rev.: 07/20/12

Table 1—General Electric Engines

Purchase Agreement No. 3860

Aircraft Delivery, Description, Price and Advance Payments

(787-8/GE/***)

Airframe Model/MTOW:	787-8		*** pounds	Detail Specification:		***
Engine Model/Thrust:	GENX-1***		*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):		***
				Base Year Index (CPI):		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Continental Holdings, Inc. Proprietary

Table 1—General Electric Engines

Purchase Agreement No. 3860

Aircraft Delivery, Description, Price and Advance Payments

(787-8/GE/***)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Continental Holdings, Inc. Proprietary

Table 1—Rolls Royce Engines

Purchase Agreement No. 3860

Aircraft Delivery, Description, Price and Advance Payments

(787-8/RR/***)

Airframe Model/MTOW:	787-8		*	**	Detail Specification: ***

Engine Model/Thrust:	TRENT1000-***		*	**	Airframe Price Base Year/Escalation Formula:	***	***

Airframe Price:		$	*	**	Engine Price Base Year/Escalation Formula:	***	***

Optional Features:		$	*	**

Sub-Total of Airframe and Features:		$	*	**	Airframe Escalation Data:

Engine Price (Per Aircraft):		$	*	**	Base Year Index (ECI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$	*	**	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$	*	**	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:		$	*	**	Base Year Index (ECI):		***

In-Flight Entertainment (IFE) Estimate:		$	*	**	Base Year Index (CPI):		***

Deposit per Aircraft:		$	*	**

Delivery	Number of	Escalation Factor	Escalation Factor	Serial	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary

UAL-PA-03860 61269-1F.TXT	Page 1

Table 1—Rolls Royce Engines

Purchase Agreement No. 3860

Aircraft Delivery, Description, Price and Advance Payments

(787-8/RR/***)

Delivery	Number of	Escalation Factor	Escalation Factor	Serial	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total: 25

Boeing / United Air Lines, Inc. Proprietary

UAL-PA-03860 61269-1F.TXT	Page 2

Exhibit A1 to

Purchase Agreement No. 3860

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Exhibit A1 to Purchase Agreement Number 3860

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_A	A1

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787 AIRCRAFT

The Detail Specification is Boeing document entitled Detail Specification *** revision ***, dated ***. Such Detail Specification will be comprised of those provisions of ***, dated ***, as amended by addendum ***, dated ***, which are applicable to model 787-8 aircraft and as amended to incorporate the optional features listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Customer Specified Option Selection Log and Option Data Pages, configuration file (***), dated ***. As soon as practicable, Boeing will make available to Customer the Detail Specification, which will reflect such optional features. The Aircraft Basic Price reflects and includes all effects of such optional features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment.

There is no additional processing fee added to the master change price for addition or deletion of catalog options within appropriate lead times.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_A	A1

BOEING PROPRIETARY

Exhibt A1 to Purchase Agreement No. 2484
Optional Features Item No.	Title	Price Per Aircraft 2006$
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***	$	***
***	***		***
***	***		***
***	***		***
***	***		***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***		***
***	***	$	***
***	***	$	***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***	$	***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***	$	***
***	***	$	***
***	***		***
***	***		***
***	***		***
***	***		***
***	***	$	***

BOEING PROPRIETARY

BOEING PROPRIETARY

Exhibit A1 to

Purchase Agreement No. 2484

Optional Features Item No.	Title	Price Per Aircraft 2006$
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***		***
***	***		***
***	***	$	***
***	***		***
***	***		***
***	***		***
***	***		***
***	***	$	***
***	***		***
***	***		***
***	***	$	***
***	***	$	***
***	***	$	***
***	***		***
***	***		***
***	***		***
***	***	$	***

	TOTAL OPTIONAL FEATURES	$	***

In Flight Entertainment Item No.	Title	Price Per Aircraft Fixed$
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***		***
***	***	$	***

	TOTAL IN FLIGHT ENTERTAINMENT	$	***

	TOTAL EXHIBIT A1	$	***

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Exhibit A2 to Purchase Agreement Number 3860

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_A2	A2	Rev.: 10/3/07

Exhibit A2 to

Purchase Agreement No. 3860

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-9 AIRCRAFT

The Airframe Price in Table 1 was established utilizing the 787 Airplane Description and Selections *** Revision *** dated ***. The content of this Exhibit A2 will be defined pursuant to the provisions of Letter Agreement UAL-PA-03860-LA-1209264, Open Configuration Matters – 787-9 Aircraft, to the Purchase Agreement.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_A2	A2-1	Rev.: 10/3/07

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

And

UNITED AIR LINES, INC.

Exhibit B to Purchase Agreement Number 3860

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_B	B	Rev.: 07/20/12

Exhibit B to

Purchase Agreemnt No. 3860

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished. If Customer *** to *** any *** for an Aircraft, such *** the Purchase Agreement provided that Customer *** Boeing to *** a *** that will *** Boeing’s manufacturing operations *** in delivery of the affected Aircraft.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents.

Not later than *** months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than *** months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2 Non-U.S. Registered Aircraft. If, for any non-U.S. registered Aircraft, Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_B	B-1	Rev.: 07/20/12

Exhibit B to

Purchase Agreement No. 3860

thereof to Boeing at least *** months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than *** days prior to delivery all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than *** days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2. INSURANCE CERTIFICATES.

Unless provided earlier, Customer will provide to Boeing not later than *** days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_B	B-2	Rev.: 07/20/12

Exhibit B to

Purchase Agreement No. 3860

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than *** days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v) a complete ferry flight itinerary.

4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All inspections of the Aircraft by FAA, Boeing, Customer and, if required, U.S. Customs Bureau will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Boeing will inform Customer of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_B	B-3	Rev.: 07/20/12

Exhibit B to

Purchase Agreement No. 3860

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
787	***

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, trash bags in the galleys, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. Prior to ticketing the Aircraft, Customer will provide Company Aircraft Maintenance Logs for Boeing Airworthiness Release stamp and/or signature, and after delivery but prior to Aircraft departure, load software as required by Customer per Letter Agreement UAL-PA-03860-LA-1209417 for ferry flight to destination. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery of the Aircraft Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2. Aircraft Flight Log. At delivery of the Aircraft Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Exhibit_B	B-4	Rev.: 07/20/12

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit AE1 to Purchase Agreement Number 3860

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_EE1_RRT1000_ECI-MFG_CPI_2004	AE1	Rev.: 10/19/04

1.	Formula

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to *** to be stated in *** at the signing of this Purchase Agreement and to *** to be *** at *** for the *** of ***. The Airframe Price Adjustment will be *** at the *** of Aircraft delivery in accordance with the following formula:

***

Where:

***

***

*** where *** is the *** (as set forth in Table *** of this Purchase Agreement)

***

*** where *** is the *** (as set forth in Table *** of this Purchase Agreement)

*** *** plus *** (as set forth in Table *** of this Purchase Agreement).

*** is a *** determined using the ***, calculated by establishing a *** arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the month of scheduled delivery of the applicable Aircraft. As the *** values are only released on a *** basis, the value released for the *** will be used for the ***; the value for *** used for ***; the value for *** used for ***; and the value for *** used for ***.

*** is a *** determined using the ***, calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of ***, the months *** of the *** will be utilized in determining the value of *** and ***.

Note:	i. In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_EE1_RRT1000_ECI-MFG_CPI_2004	AE1 - 1	Rev.: 10/19/04

ii. *** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

iii. *** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

iv. The *** are the actual average values reported by the ***. The actual average values are calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of *** will be rounded to the nearest dollar.

vi. The *** if it will *** in the ***.

2.	Values to be Used if *** Are Not Available.

2.1 If the *** substantially revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other *** or ***. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** months after delivery of the Aircraft, the *** should resume releasing values for the months needed to determine the Airframe Price Adjustment; *** will be used *** or *** in the *** for the *** from that *** at the *** of *** of ***.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the *** for determination of the *** and *** values as defined above, such *** will be *** in the ***.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** of the *** to the *** in the ***.

2.4 If within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be *** (this does not include those values noted as preliminary by

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_EE1_RRT1000_ECI-MFG_CPI_2004	AE1 - 2	Rev.: 10/19/04

the ***). A *** or *** will be issued *** for the period of original invoice to issuance *** or ***.

Note:	i. The values released by the *** and available to Boeing *** prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** values for the applicable months (including those noted as preliminary by the ***) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and *** will be made after Aircraft delivery for any *** in ***, subject always to ***.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_EE1_RRT1000_ECI-MFG_CPI_2004	AE1 - 3	Rev.: 10/19/04

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 3860

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_BFE1	BFE1	Rev.: 10/22/04

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

787-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1. Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following Buyer Furnished Equipment (BFE) items by the following dates:

(date to be determined, if BFE is applicable)

2. On-dock Dates

On or before (date to be determined, if BFE is applicable), Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item
Preliminary On-Dock Dates
[Month of Delivery:]
	Aircraft	Aircraft
(date to be determined, if BFE is applicable)

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
P.A_Supp_Ex_BFE1	BFE1-1	Rev.: 10/20/04

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit CS1 to Purchase Agreement Number 3860

This document contains:

Part 1:	Boeing Maintenance and Flight Training Programs; Operations Engineering Support

Part 2:	Field Services and Engineering Support Services

Part 3:	Technical Information and Materials

Part 4:	Alleviation or Cessation of Performance

Part 5:	Protection of Proprietary Information and Proprietary Materials

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860	CS1	Rev.: 11/09/04

787 CUSTOMER SUPPORT DOCUMENT

PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1. Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1 Customer is awarded *** points (Training Points) ***. At any time before *** months after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values. At the end of the Training Program Period any *** will expire. For clarity, the Training Program Period is estimated to start no earlier than *** months prior to Customer’s initial Aircraft deliveries. Actual start dates and schedules will be coordinated at the planning conference, which per Article 2.1 below is estimated to occur approximately *** months prior to Aircraft entry into service.

1.2 In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1 *** model specific instruction; *** classes of *** students;

1.2.2 *** model specific instruction in Boeing’s regularly scheduled courses; schedules are published yearly.

1.2.3	Additional Flight Operations Services:

a.	Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer’s main base;

b.	*** for *** Man Days (as defined in Article 5.4, below) for revenue service training assistance;

c.	An *** to visit Customer *** months after revenue service training to review Customer’s flight crew operations for a *** period.

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If any part of the training described in this Article 1.2 is not completed by Customer within *** months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

2. Training Schedule and Curricula.

2.1 Customer and Boeing will together conduct planning conferences approximately *** months before the scheduled delivery month of the first Aircraft of a model to define and schedule the *** training programs. At the conclusion of each planning conference the parties will document Customer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2 Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. Within *** days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3. Location of Training.

3.1 Boeing will conduct all training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the model of Aircraft. Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.

3.2 If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2 Customer will pay Boeing’s portal to portal actual expenses for lodging, ground transportation, laundry, baggage handling, communication costs and per diem meal charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

3.2.3 Customer will provide, or will reimburse Boeing for the actual costs of round-trip transportation for Boeing’s instructors and the shipping costs of training Materials (as defined in Part 3 paragraph 1 of this Supplemental Exhibit CS1), which must be shipped to the alternate training site;

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3.2.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

3.2.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site. Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4. Training Materials.

Boeing will provide training Materials for each student (Training Materials). In addition, if requested by Customer, one complete set of Training Materials will be provided for use in Customer’s own training program. Training Materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Customer’s provision of training to individuals directly employed by the Customer.

5. Additional Terms and Conditions.

5.1 All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing’s standard catalog of Optional Features. Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2 All training will be provided in the English language. If translation is required, Customer will provide interpreters.

5.3 Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility.

5.4 Boeing *** personnel will not be required to work more than *** days per week, or more than *** hours in any one 24-hour period (Man Day), of which not more than *** hours per ***-hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

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5.5 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document ***) and the Repair Station Operation and Inspection Manual (Boeing document ***). Customer will provide such services if *** training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6 If the training is based at Boeing’s facility and the Aircraft is damaged during such training, *** will make all necessary repairs to the Aircraft as promptly as possible. *** will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If *** estimated labor charge for the repair exceeds ***, *** and *** will enter into an agreement for additional services before beginning the repair work.

5.7 If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option, which shall be identified by Boeing at the flight training planning conference. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least *** days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately *** days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay the invoiced amount to Boeing within *** days of the date of the invoice.

5.9 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860	CS1	Rev.: 11/09/04
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787 CUSTOMER SUPPORT DOCUMENT

PART 2: FIELD AND ENGINEERING SUPPORT SERVICES

1. Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1 Field Service Representatives will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending *** months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2 When a Field Service Representative is positioned at Customer’s facility, Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3 Boeing’s Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2. Engineering Support Services.

2.1 Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance provided will include:

2.1.1 Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

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2.1.3 Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4 Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

2.1.5 Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6 *** evaluation of Customer’s technical facilities, tools and equipment for servicing and maintaining 787 aircraft, recommendation of changes where necessary and assistance in the formulation of an initial maintenance plan for the introduction of the first Aircraft into service.

2.1.7 Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.9 Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.9 Assistance with solving operational problems associated with delivery and route-proving flights.

2.1.10 Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.11 Operations engineering support during the ferry flight of an Aircraft.

2.1.12 Assistance in developing an Extended Twin Operations (ETOPs) plan for regulatory approval.

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2.2 Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:

2.2.1 Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3 The provisions of the Boeing Warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4 Customer will pay Boeing for requested work not covered by the Boeing Warranty, if any.

2.2.5 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 and Article 3.8 of Part 6 of Exhibit C of the AGTA apply.

2.3 Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services). Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. Title to and risk of loss of any such Aircraft will always remain with Customer.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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787 CUSTOMER SUPPORT DOCUMENT

PART 3: TECHNICAL INFORMATION AND MATERIALS

1. General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data, and (viii) service bulletin incorporation.

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement and Supplemental Agreement for Electronic Access Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled “Specification for Manufacturers” Technical Data.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2. Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) the update cycles of the Materials to be furnished to Customer, (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

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3. Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents. The format for this data and information is not yet determined in all cases. Whenever possible Boeing will provide such data and information through electronic access.

a)	Flight Operations Information.

Airplane Flight Manual

Operations Manual and Checklist

Planning and Performance Manual

Weight and Balance Manual

Dispatch Deviation Procedures Guide and Master Minimum Equipment List

Flight Crew Training Manual

Fault Reporting Manual

Performance Engineer’s Manual

Jet Transport Performance Methods

FMC Supplemental Data Document

Operational Performance Software

ETOPS Guide Vol. III

Flight Planning and Performance Manual

b)	Maintenance Information.

Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual

Standard Wiring Practices Manual

Non-Destructive Test Manual

Service Bulletins and Index

Corrosion Prevention Manual

Fault Isolation Manual

Power Plant Buildup Manual (except Rolls Royce)

In Service Activity Report

All Operators Letters

Service Letters

Structural Item Interim Advisory

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Combined Index

Maintenance Tips

Configuration Data Base Generator User Guide

Production Management Data Base

Baggage/Cargo Loading Manual

c)	Maintenance Planning.

Maintenance Review Board Report

Maintenance Planning Data Document

Maintenance Task Cards and Index

Maintenance Inspection Intervals Report

ETOPS Guide Vol. II

Configuration Maintenance and Procedures for Extended Range Operations

d)	Spares Information.

Illustrated Parts Catalog

Standards Books

e)	Airplane & Airport Information.

Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment List/Manual

Aircraft Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Document

Engine Ground Handling Document

ETOPS Guide Vol. I

f)	Shop Maintenance.

Service Bulletins

Component Maintenance Manuals and Index

Publications Index

Product Support Supplier Directory

Supplier Product Support and Assurance Agreements

g)	Fleet Statistical Data and Reporting.

Fleet Message and Fault Data views, charts, and reports

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4. Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.

5. Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

6. Revisions.

6.1 The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.

6.2 If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7. Supplier Technical Data.

7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2 The provisions of this Article will not be applicable to items of BFE.

7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the Aircraft.

8. Buyer Furnished Equipment Data.

Boeing will incorporate BFE line maintenance information into the customized Materials provided Customer makes the information available to Boeing at least *** months prior to the scheduled delivery month of each Aircraft. Boeing will incorporate such BFE line maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s

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request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE line maintenance information in Boeing’s standard digital format.

9. Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer shall promptly notify Boeing of any change to that address. Boeing will pay the reasonable shipping costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

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787 CUSTOMER SUPPORT DOCUMENT

PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist and those conditions would prevent Boeing from performing its services or make the performance of such services impracticable or inadvisable:

1. a labor stoppage or dispute in progress involving Customer;

2. wars or warlike operations, riots or insurrections in the country where the facility is located;

3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

5. the United States Government refuses permission to Boeing to deliver Materials, services, training or other things to the country where the facility is located.

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

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4-1

787 CUSTOMER SUPPORT DOCUMENT

PART 5: PROTECTION OF PROPRIETARY INFORMATION

AND PROPRIETARY MATERIALS

1.	General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement, or the CSGTA, and except to the extent required by law.

2.	License Grant.

2.1 Boeing grants to Customer a perpetual worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2 Customer grants to Boeing a perpetual, world-wide, non-exclusive, non-transferable license to use and disclose Customer Information *** in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3.	Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860	CS1	Rev.: 11/09/04
5-1

4.	Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.	Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1 When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2 In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet. Such suspension may be for an indefinite period of time.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860	CS1	Rev.: 11/09/04
5-2

ENGINE ESCALATION AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit EE1—GE to Purchase Agreement Number 3860

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_EE1_GENX_ECI-MFG_CPI_2004	EE1 - GE	Rev.: 10/19/04

1. ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement ***. The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

***

Where:

***

***	*** where *** is the *** (as set forth in Table *** of this Purchase Agreement)

***	*** where *** is the *** (as set forth in Table *** of this Purchase Agreement)

***	*** per Aircraft (as set forth in Table *** of this Purchase Agreement).

*** is a *** determined using the ***, calculated by establishing a *** arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the month of scheduled delivery of the applicable Aircraft. As the *** values are only released on a *** basis, the value released for the *** will be used for the ***; the value for *** used for ***; the value for *** used for ***; and the value for *** used for ***.

*** is a *** determined using the ***, calculated as a *** arithmetic average of the released *** (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of ***, the months *** of the preceding year will be utilized in determining the value of *** and ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_EE1_GENX_ECI-MFG_CPI_2004	EE1 - GE - 1	Rev.: 10/19/04

Note:	i. In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. *** is the numeric ratio attributed to *** in the Engine Price Adjustment formula.

iii. *** is the numeric ratio attributed to *** in the Engine Price Adjustment formula.

iv. The *** are the actual average values reported by ***. The actual average values are calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table *** of this Purchase Agreement.

v. The final value of *** will be rounded to the nearest dollar.

vi. The *** if it will *** in the ***.

2. Values to be Used if *** are Not Available.

2.1 If the *** substantially revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, General Electric Aircraft agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, to select a substitute from other *** data or similar data reported by *** organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** after delivery of the Aircraft, the *** should resume releasing values for the months needed to determine the ***; such values will be used to determine any *** in the *** for the Engine from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the *** for determination of the *** and *** values as defined above, such *** will be *** in the ***.

2.3 If escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** of the *** to the *** in ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_EE1_GENX_ECI-MFG_CPI_2004	EE1 - GE - 2	Rev.: 10/19/04

2.4 If within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the ***, the Engine Price Adjustment will be *** (this does not include those values noted as preliminary by the ***). A *** or *** will be issued for the *** for the period of original invoice to issuance of *** or ***.

Note:	i. The values released by the *** and available to Boeing *** prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** values for the applicable months (including those noted as preliminary by the ***) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and *** will be *** for any *** in ***, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

3. ***

Boeing has obtained from General Electric Company (GE) the right to extend to *** the *** of GE’s warranty as set forth below ***; subject, however, to *** acceptance of the conditions set forth herein. Accordingly, *** to *** and *** the *** as hereinafter set forth, and such *** all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (GEnx type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for *** of the *** to *** hereby *** and *** and *** the *** or *** such GEnx type Engines and *** and ***.

The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between GE and Boeing. Copies of the Warranty and Product Support Plan shall be provided to Customer by Boeing upon request.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_EE1_GENX_ECI-MFG_CPI_2004	EE1 - GE - 3	Rev.: 10/19/04

ENGINE ESCALATION AND

ENGINE WARRANTY

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit EE1-RR to Purchase Agreement Number 3860

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
	EE1-RR - 1	Rev.: 07/31/08

United Air Lines, Inc.

RR Trent 1000 Engines

1. ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement ***. The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

***

Where:

***

*** per Aircraft (as set forth in Table *** of this Purchase Agreement).

***

Where:

*** is the *** (as set forth in Table *** of this Purchase Agreement);

*** is a *** determined using the ***, calculated by establishing a *** arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the month of scheduled delivery of the applicable Aircraft. As the *** values are only released on a *** basis, the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the months of ***.

***

***

Where:

*** is the *** (as set forth in Table *** of this Purchase Agreement); and

*** is a *** determined using the ***, calculated as a *** arithmetic average of the released *** (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of ***, the months *** of the preceding year will be utilized in determining the value of ***and ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
	EE1-RR - 2	Rev.: 07/31/08

United Air Lines, Inc.

RR Trent 1000 Engines

Note:	i. In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. *** is the numeric ratio attributed to *** in the Engine Price Adjustment formula.

iii. *** is the numeric ratio attributed to *** in the Engine Price Adjustment formula.

iv.     The ***) are the actual average values reported by ***. The actual average values are calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table *** of this Purchase Agreement.

v. The final value of *** will be rounded to the nearest dollar.

vi. The *** if it will *** in the ***.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the *** substantially revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, Rolls-Royce plc agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, to select a substitute from other *** data or similar data reported by *** organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** after delivery of the Aircraft, the *** should resume releasing values for the months needed to determine the ***; such values will be used to determine any *** in the *** for the Engine from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the *** for determination of the *** and *** values as defined above, such *** will be *** in the ***.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** of the *** to the *** in ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
	EE1-RR - 3	Rev.: 07/31/08

United Air Lines, Inc.

RR Trent 1000 Engines

2.4 If within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the ***, the Engine Price Adjustment will be *** (this does not include those values noted as preliminary by the ***). A *** or *** will be issued for the *** for the period of original invoice to issuance of *** or ***.

Note:

i.       The values released by the *** and available to Boeing *** prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** values for the applicable months (including those noted as preliminary by the ***) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and *** will be *** for any *** in ***, subject always to Pragraph 2.4 above.

ii.      The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

3. ***.

Boeing has obtained from Rolls-Royce plc the right to extend to *** the *** of Rolls-Royce plc’s warranty agreement (***); subject, however, to *** acceptance of the conditions set forth therein. Accordingly, *** to *** and *** the ***, and such Warranty shall apply to all Trent 1000 type engine(s), including all Modules and Parts thereof as such terms are defined in the Warranty, installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft (Engine(s)) except that, if Customer and Rolls-Royce plc have executed an Engine general terms agreement (Engine GTA), then the terms of that Engine GTA shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor Rolls-Royce plc shall have any obligation arising there from. In consideration for *** of the *** to *** hereby *** and ***and *** the *** or *** such Engines and *** and ***. In addition, Customer *** Rolls-Royce plc *** in such Warranty or Engine GTA between Customer and Rolls-Royce plc ***.

The Rolls-Royce plc Warranty is set forth in Exhibit C to the applicable Engine purchase contract between Rolls-Royce plc and Boeing. Copies of the Rolls-Royce plc Warranty shall be provided to Customer by Boeing upon request.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
	EE1-RR - 4	Rev.: 07/31/08

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit SLP1 to Purchase Agreement Number 3860

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_SLP1_7E7	SLP1	Rev.: 06/28/04

COVERED SERVICE LIFE COMPONENTS

relating to

BOEING MODEL 787 AIRCRAFT

This is the listing of Covered Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of this Purchase Agreement.

1. Wing.

(a)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(b)	Wing spar webs, chords and stiffeners.

(c)	Inspar wing ribs.

(d)	Inspar splice plates and fittings.

(e)	Upper wing fold hinge, end ribs and lower latch lugs.

(f)	Main landing gear support structure.

(g)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

(h)	Wing-to-body structural attachments.

(i)	Engine strut support fittings attached directly to wing primary structure.

(j)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(k)	Leading edge device and trailing edge flap support system.

(l)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

(m)	Winglets.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_SLP1_7E7	SLP1-1	Rev.: 06/28/04

2. Body.

(a)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(b)	Window and windshield structure but excluding the windows and windshields.

(c)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(d)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(e)	Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(f)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(g)	Forward and aft pressure bulkheads.

(h)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(i)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(j)	Support structure in the body for the stabilizer pivot and stabilizer screw.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_SLP1_7E7	SLP1-2	Rev.: 06/28/04

3. Vertical Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front and rear spars including stiffeners.

(c)	Attachment fittings between vertical stabilizer and body.

(d)	Inspar ribs.

(e)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(f)	Rudder internal, fixed attachment and actuator support structure.

(g)	Rudder hinges and supporting ribs, excluding bearings.

4. Horizontal Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front and rear spars including splices and stiffeners.

(c)	Inspar ribs.

(d)	Stabilizer splice fittings and pivot and screw support structure.

(e)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(f)	Elevator internal, fixed attachment and actuator support structure.

(g)	Elevator hinges and supporting ribs, excluding bearings.

5. Engine Strut.

(a)	Strut external surface skin and doublers and stiffeners.

(b)	Internal strut chords, frames and bulkheads.

(c)	Strut to wing fittings and diagonal brace.

(d)	Engine mount support fittings attached directly to strut structure.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_SLP1_7E7	SLP1-3	Rev.: 06/28/04

6. Main Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder.

(c)	Upper and lower side strut, including spindles and universals.

(d)	Upper and lower drag strut, including spindles and universals.

(e)	Orifice support tube.

(f)	Downlock links including spindles and universals.

(g)	Torsion links.

(h)	Bogie beam.

(i)	Axles.

7. Nose Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder, including axles.

(c)	Orifice support tube.

(d)	Upper and lower drag strut, including lock links.

(e)	Steering plates and steering collar.

(f)	Torsion links.

(g)	Actuator support beam and hanger.

NOTE:	The Service Life Policy *** the Covered Components.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
PA_Supp_Ex_SLP1_7E7	SLP1-4	Rev.: 06/28/04

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209247

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	“787 e-Enabling”—Provision and Loading of Boeing Owned Software in the *** System or Other Onboard Loadable Hardware System.

Reference:	Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer)

Customer Services General Terms Agreement No. 22-1 (the CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (the SA-EA), and Supplemental Agreement for e-Enabled (the SA-eE)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Customer’s Aircraft is equipped with onboard loadable hardware, specifically the *** and the ***. Boeing will install certain Boeing owned software, also referred to in the AGTA and the Purchase Agreement as *** (and not ***), on the *** and on the *** within the *** before fly away. These Materials to be installed on the *** include, but are not limited to, electronic documents (e-Docs), *** and the electronic logbook (E-Logbook). The *** will be installed on an *** within the ***.

2. Boeing will license and install these Materials on the following conditions:

(i) Notwithstanding any provision to the contrary, these *** are provided and licensed to Customer in accordance with the terms and conditions of the CSGTA, as supplemented by the SA-EA, and the SA-eE, and applicable Software License Orders.

(ii) The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s installation of the Materials.

3. The technical data and maintenance information specified in Article 3 of Part 3 of Supplemental Exhibit CS1 to the Purchase Agreement will be considered *** as defined therein and not *** even when such technical data and maintenance information is provided in *** and is used onboard the Aircraft or loaded into an onboard Aircraft system.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209247
787 e-Enabling	Page 1

4. Notwithstanding anything to the contrary, (i) the provision, license and access to the *** specified in Article 3 of this Letter Agreement through the ***, (ii) the provision and license of the *** for the *** and the ***, and (iii) the provision and license of other software which may be identified by Boeing from time to time shall be pursuant to the terms of the CSGTA, as supplemented by the SA-EA and the SA-eE, including applicable Software License Orders. The *** Contractor Confidentiality Agreement of the SA-eE shall apply to any provision of the *** to Customer’s contractor.

5. The CSGTA and all referenced Supplemental Agreements thereto, including the Software License Orders, must be executed between Boeing and Customer no later than *** days prior to delivery of Customer’s first 787 Aircraft. All software applications and *** referenced in Articles 1, 3 and 4 of this Letter Agreement will be further described in the Software Licensed Order for that software application and ***.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209247
787 e-Enabling	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209264

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Open Configuration Matters – 787-9 Aircraft

Reference:	Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

The configuration for Customer’s model 787-9 Aircraft will be the same as that for Continental Airlines, Inc. Upon Continental Airlines, Inc. completion of the model 787-9 aircraft configuration, Boeing and Customer agree to incorporate the same amendments to the Purchase Agreement as those required to amend the Continental Airlines purchase agreement no. 2484 to incorporate such model 787-9 aircraft configuration.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209264
Open Configuration Matters – 787-9 Aircraft	Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209265

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Option Aircraft

Reference:	Purchase Agreement 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer up to *** Model 787-9 aircraft as Option Aircraft. The model, delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in Attachment A to this Letter Agreement (the Attachment).

1.	Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment, and subject to the items in section 1.2 below.

1.2 Changes: The Detail Specification will be revised to include:

(i)	Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

2.	Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment A to this Letter Agreement.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209265
Option Aircraft	Page 1

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices that will be identified in the definitive agreement for the Option Aircraft will equal (i) the Optional Features Prices as of ***

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing’s then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer’s current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement, have been *** to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions *** by the engine manufacturer *** the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft will be adjusted to Boeing’s and the engine manufacturer’s *** prices as of *** the Option Aircraft.

3.	Payment.

3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachments for each Option Aircraft (Option Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. ***

3.2 If Customer exercises its option to acquire an Option Aircraft, advance payments in the amounts and at the times listed in the Attachment will be payable for that Option Aircraft. The remainder of the Aircraft Price for that Option Aircraft will be paid at the time of delivery.

4.	Option Exercise.

Customer may exercise an option to acquire an Option Aircraft by giving written notice to Boeing no later than *** prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5.	Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within ***. If Customer and Boeing fail to enter into such definitive agreement, Boeing will retain the Option Deposit for that Option Aircraft ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209265
Option Aircraft	Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209265
Option Aircraft	Page 3

Attachment A to

Option Aircraft Letter UAL-PA-03860-1209265

787-*** Option Aircraft Delivery, Description, Price and Advance Payments

(787-***/GE/***)

Airframe Model/MTOW:	787-	***		***	Detail Specification:	*	**

Engine Model/Thrust:	GENX-1B	***			Airframe Price Base Year/Escalation Formula:	*	**	*	**

Airframe Price:			$	***	Engine Price Base Year/Escalation Formula:	*	**	*	**

Optional Features:			$	***

Sub-Total of Airframe and Features:			$	***	Airframe Escalation Data:

Engine Price (Per Aircraft):			$	***	Base Year Index (ECI):	*	**

Aircraft Basic Price (Excluding BFE/SPE):			$	***	Base Year Index (CPI):	*	**

Buyer Furnished Equipment (BFE) Estimate:			$	***	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:			$	***	Base Year Index (ECI):	*	**

					Base Year Index (CPI):	*	**

*** Deposit/Aircraft at Def Agreemt:			$	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***		***		***		***
						***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary

UAL
61106-1F.TXT

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209409

United Air Lines, Inc.

77 West Wacker Drive

Chicago, IL 60601-0100

Subject:	Spare Parts Initial Provisioning

Reference:	a) Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (the Aircraft)

b) Customer Services General Terms Agreement No. 22-1 (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

“Provisioning Data” means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

“Provisioning Items” means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (GSE), quick engine change (QEC) kits, engines and engine parts.

“Provisioning Products Guide” means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

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Spare Parts Initial Provisioning	Page 1

2.	Phased Provisioning.

2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2 Initial Provisioning Meeting. If requested by Customer, the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide.

2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about *** days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately *** days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4 Buyer Furnished Equipment (BFE) Provisioning Data. Not applicable on 787 program.

3.	Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, QEC kits, or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2 Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for *** days from the date the price is first quoted to Customer in the Provisioning Data.

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Spare Parts Initial Provisioning	Page 2

3.2.2 Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, QEC kits, or engine spare parts will be *** percent (***%) of the supplier’s list price for such items. Customer shall not be prohibited, either directly or indirectly, from purchasing Supplier Spare Parts directly from such suppliers.

3.3 Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer may place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.	Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.	Substitution for Obsolete Spare Parts.

5.1 Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer’s request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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Spare Parts Initial Provisioning	Page 3

5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. *** for the *** Customer *** Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.	Repurchase of Provisioning Items.

6.1 Obligation to Repurchase. During the period commencing *** after delivery of the first Aircraft, and ending *** after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer’s needs.

6.2 Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than *** months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess solely as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within *** business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed. ***

6.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items, that are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that Boeing believes that any Provisioning

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Spare Parts Initial Provisioning	Page 4

Item included in Customer’s detailed summary is not eligible for return. The parties shall work together in good-faith to resolve any dispute regarding eligibility for parts repurchase in an expeditious manner. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to ***% of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include ***. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing’s Seattle Distribution Center or such other destination as Boeing may reasonably designate within the continental United States. *** for the *** Customer *** Boeing of any such Provisioning Items.

7.	Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within *** days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209409
Spare Parts Initial Provisioning	Page 5

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209409
Spare Parts Initial Provisioning	Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209410

United Air Lines, Inc.

77 West Wacker Drive

Chicago, IL 60601-0100

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recitals

A. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

B. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULAs also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

C. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

D. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209410
Special Matters relating to COTS Software and End User License Agreements	Page 1

Agreement

1. At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULAs applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULAs.

2. Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULAs.

3. In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULAs, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209410
Special Matters relating to COTS Software and End User License Agreements	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209411

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Special Terms—Seats and In-flight Entertainment

Reference:	Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement shall have the same meaning as defined in the Purchase Agreement.

1.0 Definitions.

1.1 “Covered Seats” shall mean those seats which are not otherwise identified in Exhibit A to the Purchase Agreement as Buyer Furnished Equipment.

1.2 “In-flight Entertainment (IFE) System” shall mean the IFE identified in the Detail Specification of the Aircraft, inclusive of the IFE software which is required to test and certify the IFE system on the Aircraft, but exclusive of IFE Customer Software.

1.3 “IFE Customer Software” shall mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE System.

2.0 Applicability of Supplemental Exhibit CS1 to the Purchase Agreement.

2.1 *** did not enter into *** with the *** of the *** and the ***. *** is responsible for *** such *** directly with the suppliers of such *** and *** and such provisions will apply in lieu of the provisions of Supplemental Exhibit CS1 to the Purchase Agreement.

2.2 Boeing will incorporate the Covered Seats and IFE System line maintenance information, received from the suppliers of such Covered Seats and IFE System, into Customer’s customized Materials prior to delivery of each Aircraft.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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Special Terms – Seats and In-flight Entertainment	Page 1

3.0 Applicability of the Provisions of Exhibit C to the AGTA.

In lieu of the provisions of *** of Exhibit C to the AGTA, the following *** will apply to Covered Seats and the IFE System:

“Boeing will obtain *** by Customer *** the suppliers of the Covered Seats and IFE System installed on the Aircraft at the time of delivery. If requested by Customer, Boeing will provide copies of such *** to Customer upon request.”

4.0 IFE Customer Software.

Customer is responsible for and assumes all liability with respect to IFE Customer Software.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209411
Special Terms – Seats and In-flight Entertainment	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209417

United Air Lines, Inc.

77 West Wacker Drive

Chicago, IL 60601-0100

Subject:	Model 787 Post-Delivery Software & Data Loading

Reference:	a) Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

b) Customer Services General Terms Agreement No. 22-1 (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA), Supplemental Agreement for e-Enabling (SA-eE), and 787 Software License Orders

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Introduction

Prior to title transfer of the Aircraft to Customer, Boeing baseline production software will be installed in the Aircraft. Such production software will be used by Boeing, and may be used by Customer during standard customer inspection activities, to test and validate applicable e-enabling features and associated hardware, including but not limited to features such as: a Boeing offered catalogue in-flight entertainment (IFE) system, ***, electronic documents, *** and electronic checklist (ECL). Operational software, as set out in Article 1 and Article 2 below, will not be installed temporarily or permanently on an Aircraft prior to the transfer by Boeing of title to that Aircraft to Customer or a party designated by Customer.

1. Boeing-Provided Operational Software and Data.

Pursuant to the Purchase Agreement and applicable 787 software license order(s), immediately following title transfer of the Aircraft to Customer, Boeing will, upon Customer’s request, load Boeing-provided operational software and data onto onboard loadable hardware that enable the Aircraft to operate certain e-enabled features as described in the Purchase Agreement and applicable 787 software license order(s).

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787 Post Delivery Software & Data Loading	Page 1

2. Customer-Provided Operational Software and Data.

2.1 *** Software. If Customer has elected to customize software or modify settings and features of selected onboard software or databases from what is set forth in Exhibit A of the Purchase Agreement, at Customer’s request, Boeing will provide a courtesy load of Customer’s version of such operational software immediately following title transfer of the Aircraft. Boeing will load Customer’s operational software if it is provided to Boeing within specified lead times and schedule. If Customer fails to provide the operational software in accordance with Boeing’s instructions, the Aircraft will be solely configured with the Boeing baseline production software in lieu of Customer’s operational software.

2.2 *** and/or Other Third Party Operational Software and Databases. If Customer provides Customer-developed software applications or has licensed additional software or databases from *** and/or other third party supplier for installation onto an onboard loadable system, at Customer’s request, Boeing will also provide a courtesy load of such operational software immediately following title transfer of the Aircraft. If Customer fails to provide such operational software in accordance with Boeing’s instructions, Boeing will not load this software.

2.3 IFE Customer Software. IFE Customer Software shall mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE system. Boeing will make the Aircraft available to Customer’s IFE supplier for loading of the IFE Customer Software via Customer authorized work order(s) immediately following title transfer of the Aircraft. The time required for the IFE supplier to complete the loading of the IFE Customer Software is estimated to be approximately *** hours. If Customer fails to make appropriate arrangements with its IFE supplier in accordance with Boeing instructions, the Aircraft will be solely configured with Boeing’s baseline production software for the Boeing catalogue selected IFE configuration. Boeing’s FAA approved Repair Station will *** to Customer or its IFE supplier to revise the IFE system hardware or IFE Customer Software while the Aircraft is on Boeing property prior to delivery flyaway, even if an FAA approved service bulletin is available for such revision.

3. Additional Terms and Conditions.

3.1 With respect to Customer-provided operational software and data referenced in Article 2.1 and 2.2, above, Customer shall grant, and/or shall obtain from the suppliers, a *** license for Boeing to copy and load such software on the Aircraft. Boeing will retain a copy of such software/data for loading on future Aircraft deliveries; however, Boeing expects Customer to provide updated operational software applications and databases for each Aircraft delivery. Boeing will treat all copies of this software/data in confidence and use the same only as specifically authorized under the terms of this Letter Agreement.

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787 Post Delivery Software & Data Loading	Page 2

3.2 The loading services performed by Boeing pursuant to this Letter Agreement will be performed in a workmanlike manner. The time required to complete the Boeing-performed loading services is estimated to be approximately *** hours per attempt. Customer’s sole remedy and Boeing’s sole obligation and liability for the loading services performed by Boeing if such courtesy load is not successful the first attempt are limited to re-performance by Boeing of the courtesy load***.

3.2.1 If any Customer-provided operational software referred to in Article 2.1 above fails to reload successfully, the Aircraft will be solely configured with the Boeing baseline production software.

3.2.2 If any Customer-provided operational software referred to in Article 2.2 fails to reload successfully, Boeing will not be responsible to make further loading attempts and Aircraft fly-away will occur as scheduled.

3.3 If any IFE Customer Software fails to load successfully, Customer shall make alternate loading arrangements with its IFE supplier for loading after the Aircraft has flown-away. In such an event, and upon Customer’s request, Boeing will install the Boeing baseline production software for the Boeing catalogue selected IFE configuration prior to Aircraft fly-away.

3.4 Customer is responsible for functional testing, verification, quality assurance, and operational approval of all Customer-provided operational software.

3.5 A dual signature (Boeing and Customer) Onboard Authentication System (OAS) *** will be installed on the Aircraft giving access to Boeing and Customer, which is required to perform data and software loads after title transfer of the Aircraft. After fly-away, Customer will remove Boeing’s access key and certificates from the OAS.

3.6 Customer will *** Boeing *** the installation or use of Customer-provided operational software by Boeing pursuant to this Letter Agreement. ***

3.7 The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement (AGTA) between Boeing and Customer and the insurance provisions of Article 8.2 of the AGTA shall apply to Boeing’s loading of all software and data pursuant to this Letter Agreement. For purposes of this Article 3.7, all software and data provided directly by Boeing will be defined as ***. Title to and risk of loss of the Aircraft will always remain with Customer during Boeing’s performance of all post title transfer services.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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787 Post Delivery Software & Data Loading	Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209417
787 Post Delivery Software & Data Loading	Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209236

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Model Substitution

Reference:	Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. 787-9 Model Substitution.

Customer has the right to substitute from 787-8 Aircraft to 787-9 Aircraft in the same delivery positions, and similarly from 787-9 Aircraft to 787-8 Aircraft as requested by Customer, subject to availability (Substitution Aircraft), and subject to the following terms and conditions:

1.1.	Airframe Pricing of Substitution Aircraft with General Electric GEnx-*** and Rolls Royce Trent 1000-*** engines ***. Pricing of Substitution Aircraft is subject to change if a different GEnx or Trent engine model is configured for the Substitution Aircraft

1.2.	Customer shall notify Boeing of such substitution at least *** prior to the scheduled delivery month for the Substitution Aircraft. With this Agreement, Customer ***. Boeing shall work with Customer to reduce the above flow times as the 787-9 program becomes defined.

1.3.	Prior to commencement of flight and ground testing for the 787-9 Substitution Aircraft, Boeing must have completed flight and ground testing of the 787-8 model aircraft.

1.4.	The training terms of Supplemental Exhibit CS1 Part 1 of this Purchase Agreement shall apply to the 787-9 Substitution Aircraft. The *** shall not be adjusted as a result of Customer exercising its Model Substitution right.

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Model Substitution	Page 1

2. ***

***

2.1.    ***

2.2.    ***

2.3.     ***

3. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

Attachments

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209236
Model Substitution	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209412

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Spare Parts Commitments

Reference:	a) Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

b) Customer Services General Terms Agreement No. 22-1 (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into of the date set forth below, and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement. Unless otherwise stated all references in this Letter Agreement to Articles refer to the Articles contained this Letter Agreement. In consideration of Customer’s purchase of the Aircraft, the commitments described in this Letter Agreement will continue for as long as Customer owns or operates the Aircraft.

1. Definitions.

1.1 “Customer’s Demand Date” means the delivery date specified by Customer in its Order to Boeing for a Spare Part.

1.2 “Customer Hold Time” means the period of time between the date on which Boeing requests a decision, information or act from Customer and the date Customer provides such decision or information or performs such act, which such decision, information or performance of act is necessary for Boeing to continue the spares order action. This includes, but is not limited to time expended (i) waiting for Customer’s clarification of missing order data or Customer’s approval of Boeing’s quote for goods or services, (ii) resolving order discrepancies or technical discrepancies, (iii) obtaining engineering decisions from Customer, (iv) waiting for receipt of a part which has been shipped to a location other than the designated

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Boeing service center, and (v) resolving any Boeing constraints on processing an Order due to the status of Customer’s credit with Boeing. Should Customer reply to Boeing within *** of Boeing’s request for a decision, information or act, such time shall not be considered Customer Hold Time.

1.3 “Beyond Economic Repair” or “BER” is the term applied to a part whose repair or overhaul cost will exceed ***% of Boeing’s then current price for a new such replacement part.

1.4 “Order Date” means the date on which an Order is established in accordance with the provisions of the CSGTA.

1.5 “Shelf Stock Part” means at any time a Spares Prone Part that has been ordered *** from Boeing within the most recent consecutive *** period. Additionally, for the *** months after delivery of Boeing’s first 787 aircraft, *** applicable to the 787 shall also be considered Shelf Stock Parts.

1.6 “Spares Prone Part” means a Boeing Spare Part that is identified and recommended by Boeing in its provisioning data as a part that for the life of the aircraft can be expected to be replaced during normal aircraft line maintenance or during overhaul of line replaceable units ***.

2. Delivery Commitment for New Spare Parts.

2.1 Boeing will deliver in accordance with the provisions of the CSGTA within the lead times specified below, Boeing Spare Parts other than (i) Boeing Spare Parts ordered as part of Customer’s initial provisioning for an aircraft or (ii) kits; provided that such Boeing Spare Parts are Ordered after either October 1, 2005, or the execution of this Letter Agreement, whichever is later, and is offerable by Boeing for an aircraft model in production on the Order Date (Continuous Production).

2.1.1 A Shelf Stock Part will ship either (i) in not more than *** calendar days from its Order Date, or (ii) in time to meet Customer’s Demand Date if such Demand Date is later than *** calendar days.

2.1.2 A Spares Prone Part that is not a Shelf Stock Part will ship either (i) in not more than *** calendar days from its Order Date, or (ii) in time to meet Customer’s Demand Date, whichever is later.

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2.2 For Boeing Spare Parts not in Continuous Production on the Order Date, Boeing will expend reasonable efforts to meet Customer’s Demand Date. To this extent, *** has *** that Boeing Spare Parts for 787 Aircraft not in Continuous Production because of *** in *** by a *** part, which such new part is 1) not ***, or 2) significantly *** in *** compared to the concerned *** Part not in Continuous Production, be treated as a part in Continuous Production for the *** from date of first 787 delivery to Customer for purposes of this Article 2. *** cannot *** to Customer’s above request*** with *** to establish a *** delivery support program for such parts.

2.3 For all other Boeing Spare Parts, order commitments shall be per the CSGTA. Should Customer desire to enter into a specific delivery agreement for such other Boeing Spare Parts, Boeing is receptive to enter into discussions with Customer.

3. Remedies Regarding Delivery.

3.1 If Boeing anticipates it will be unable to ship a Boeing Spare Part within the applicable commitment time described in Article 2.1, if reasonably practicable Boeing will ***

3.2 If as a result of an action described in Article 3.1, Boeing provides to Customer the applicable Boeing Spare Part within the commitment period described in Article 2.1 or ***and, in either case, thereafter completes the Order as soon as such Boeing Spare Part is available for shipment, Boeing shall be deemed to have satisfied the commitments described in Article 2.1.

3.3 Subject to the limitations described in Article 3.4, if Boeing does not satisfy the requirements of Article 2.1 through one or more of the actions described in Article 3.1, Boeing will ***such Boeing Spare Part.

3.4 The provisions of Article 3.3 will not apply to delay in delivery which (i) is due to the failure of Customer’s carrier to take possession of the Boeing Spare Parts, or (ii) is otherwise excused by applicable law or contract, including without limitation any provisions relating to Excusable Delay.

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3.5 The remedies described in this Article 3 are Customer’s exclusive remedies for Boeing’s failure to comply with the provisions of Articles 2.1 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer’s delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer’s delivery requirements.

4. Spare Part Price Escalation.

Beginning with the Spares Catalog in effect in *** and for each Spares Catalog released thereafter, (i) the *** the Spare Parts listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog will ***, and (ii) *** an individual Spare Part listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog will ***.

5. Spare Part Price Formula.

5.1 The formula used to determine the *** for Spare Parts listed in both the then current Spares Catalog and the Spares Catalog in effect prior to the then current Spares Catalog (Spares Adjusted Price) is as follows:

***

5.2. If the *** substantially revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Spares Adjusted Price, Boeing will select a substitute from other *** data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.

5.3 Any rounding of a number, as required under this Article 5 will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next highest number.

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6. Processing Time Commitment for Spare Prone Parts Returned for Repair or Overhaul.

6.1 The processing time commitments in this Article 6 are for any Spares Prone Part which (i) is in Continuous Production at the time such Spares Prone Part is returned to Boeing for repair or overhaul, (ii) is returned to Boeing for repair or overhaul either after October 1, 2005, or the execution of this Letter Agreement, whichever is later, (iii) has a new part list price of less than $***and (iv) is not a ***. A Spares Prone Part meeting the criteria defined in this Article 6.1 shall be called a “Qualifying In-Production Spares Prone Part.”

6.2 Boeing will repair or overhaul any Qualifying In-Production Spares Prone Part in (i) *** calendar days for 787 model aircraft and (ii) *** calendar days for all other models of Boeing aircraft, in each case calculated as specified in Article 6.3.

6.3 The number days expended by Boeing in processing the repair or overhaul, will be determined by calculating the number of days which elapse between the date Boeing takes delivery of the applicable Qualifying In-Production Spare Prone Part and the date of shipment of such repaired or overhauled Qualifying In-Production Spares Prone Part minus any days during that period in which due to Customer Hold Time Boeing does not process the applicable overhaul or repair during either all or a portion of Boeing’s standard eight hour work day.

6.4 Boeing will *** Qualifying In-Production Spares Prone Part, and (ii) repairs or overhauls that extend beyond normal wear and tear for any Qualifying In-Production Spares Prone Part. To this extent, for 787 Aircraft parts that become classified as not Qualifying In-Production Spares Prone Part because of replacement in production by a new part, Customer has requested that *** for the purposes of this Article 6. Boeing *** Customer’s request*** with Customer to establish a *** delivery support program for such parts.

7. Remedies Regarding Processing Time.

7.1 If Boeing anticipates it will be unable to meet the processing time commitments established in Article 6.2, if reasonably practicable Boeing will ***

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7.2 If as a result of an action described in Article 7.1, Boeing provides to Customer a suitable repaired or overhauled Qualifying In-Production Spares Prone Part within the commitment periods described in Article 6.2, or ***, and in either case, thereafter completes the applicable contract as soon as such repaired or overhauled part is available for shipment, Boeing will be deemed to have satisfied the commitments described in Article 6.2.

7.3 Subject to the limitations described in Article 7.4, if Boeing does not satisfy the requirements of Article 6.2 through one or more of the actions described in Article 7.1, Boeing will *** Spares Prone Part.

7.4 The provisions of Article 7.3 will not apply to delay in delivery which is due to (i) Customer Hold Time, (ii) the failure of Customer’s carrier to take possession of the applicable Qualifying In-Production Spares Prone Part, or (iii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to Excusable Delay.

7.5 The remedies provided in this Article 7 are Customer’s exclusive remedies for Boeing’s failure to comply with the provisions of Article 6.2 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer’s delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer’s delivery requirements.

8. Substitution for Obsolete Spare Parts.

After delivery of the first Aircraft, if any unused and undamaged Spare Part purchased by Customer from Boeing for the Aircraft, or other aircraft in Customer’s fleet of the same model type, is rendered obsolete and unusable due to a Boeing initiated change that results in a redesign of the Aircraft or any accessory, equipment or part thereof, (other than a redesign at Customer’s request), Boeing will make available to Customer a replacement part at the detail part level on a *** substitution basis provided Customer requests such substitution from Boeing in writing within *** of delivery of the affected Spare Part to Customer.

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9. Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA No. 22-1, the terms of this Letter Agreement shall control.

Very truly yours, THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209412
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209413

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Special Matters

Reference:	Purchase Agreement No. 3860 (the Purchase Agreement)
between The Boeing Company (Boeing) and United
Air Lines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Credit Memoranda.

1.1. 787-8 Credit Memoranda.

In consideration of Customer’s purchase of Model 787-8 Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

1.2. 787-9 Credit Memoranda.

In consideration of Customer’s purchase of Model 787-9 Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, a credit memorandum in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

2. Model 787 ***

Boeing *** the offer contained herein *** with the *** specified in ***. Furthermore, if *** the 787 aircraft *** Boeing *** 787 ***, Boeing will *** to the terms and conditions of the Purchase Agreement to ***.

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2.1 787-8 ***.

Boeing shall issue at the time of delivery of each 787-8 Aircraft *** a credit memorandum in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

2.2 787-9 ***.

Boeing shall issue at the time of delivery of each 787-9 Aircraft *** a credit memorandum in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

3. ***

***

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4. Payment ***.

4.1 *** Firm Aircraft. Customer agrees *** on *** for all firm and exercised Option Aircraft *** the date on which *** the date on which *** shall be *** and *** day of *** and on the delivery date of *** Aircraft ***. (Note: the *** above will be *** for the *** the *** on the *** for *** would be *** for ***.)

4.2 Delivery *** Impact on ***. If the delivery of any Aircraft *** to either an *** or a ***, then *** on the *** in respect of such Aircraft will *** the *** the *** of the *** to the *** of delivery of the Aircraft. *** of any *** that *** to the *** of the *** but *** will be *** on the *** set forth in Paragraph 4.1 of this Letter Agreement or *** of the Aircraft***.

4.3 Boeing ***. Boeing shall submit to Customer, not less than *** prior to the end of ***, an ***. Customer’s *** is *** Boeing *** of the ***. Boeing’s *** will show *** each Aircraft *** have been ***. The *** will also *** with respect to other aircraft in other purchase agreements between Customer and Boeing.

5. Option Aircraft ***.

5.1 *** Option Aircraft Letter Agreement UAL-PA-03860-LA-1209265, Boeing *** 787 Option Aircraft.

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5.2 *** Boeing and Customer *** that *** Option Aircraft*** Option Aircraft.

6. ***

Boeing *** at the time of delivery of each Aircraft *** and ***.

7. Model Substitution.

Except as provided in paragraph 1 of Letter Agreement UAL-PA-03860-LA-1209414, Customer has a substitution right to change an Aircraft to any model of 787-*** or a 787-*** aircraft (Substitution Aircraft) per Model Substitution Letter Agreement UAL-PA-03860-LA-1209236. The following terms also apply to Substitution Aircraft:

7.1. ***

***

7.2. ***

***

8. Aircraft Invoices.

Upon Customer request, at the time of Aircraft delivery Boeing agrees to provide a separate invoice addressed to the owner/trustee of such Aircraft specifying the dollar amount to be received at the time of delivery. ***

9. Assignment of Credits.

Customer may not assign the credit memoranda described in this Letter Agreement without Boeing’s prior written consent *** Boeing *** Customer in respect of an Aircraft.

10. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

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Very truly yours, THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209414

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Other Special Matters

Reference:	Purchase Agreement No. 3860 (the Purchase Agreement) between Boeing and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Aircraft Substitution.

Notwithstanding any agreement to the contrary, the UAL Aircraft scheduled for delivery in years *** in Table 1 may *** such Aircraft ***.

2. Option Aircraft Exercise.

Customer’s Option Aircraft in Letter UAL-PA-03860-LA-1209265 are scheduled ***. Upon exercise, each the Option Aircraft will *** which Boeing will *** to ***.

3. Changes to ***

Customer, Continental Airlines, Inc., and Boeing have previously entered into agreements regarding *** for certain model 757, 767 and 777 aircraft. Boeing hereby agrees that *** which Customer and/or United Airlines, Inc. may purchase under such agreements, will *** by Customer and Continental Airlines, Inc. ***. Boeing will provide *** to *** Customer and Continental Airlines, Inc. which *** under such agreements.

4. *** Aircraft ***

The rights and obligations of Customer and Boeing for any *** delivery of the Aircraft *** the Purchase Agreement or the delivery *** will be as follows and as set forth in Paragraph 4:

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4.1 For an *** (as defined in *** of the AGTA), in the delivery of an Aircraft *** the Purchase Agreement or the delivery ***, Article *** of the AGTA shall apply.

4.2. A *** is defined as any *** delivery of any Aircraft *** the Purchase Agreement or the delivery *** for exercised Option Aircraft *** pursuant to Article *** of the AGTA.

4.2.1 Customer will *** an Aircraft *** the Purchase Agreement or (ii) an exercised Option Aircraft *** to a *** of the *** for such Aircraft *** such Delivery Date (the ***); provided that the foregoing shall not apply with respect to any Aircraft for which the applicable purchase agreement has been terminated pursuant to ***.

4.2.2 For *** of the delivery date in Table 1 to the Purchase Agreement. All other terms and conditions of the Purchase Agreement will remain in effect *** Aircraft.

4.2.3 For a *** Customer *** the Purchase Agreement *** such Aircraft so delayed (including exercised Option Aircraft). *** Boeing *** delivery date of an Aircraft, *** to Customer ***. So long as Boeing provides ***, Customer agrees to give *** after the occurrence of either (i) the date of ***, or (ii) *** Aircraft informing Customer of *** Aircraft *** is *** the delivery *** Boeing in respect of which Customer ***. In addition:

4.2.3.1 For Aircraft in the Purchase Agreement *** such Aircraft has *** the delivery date in Table 1 to the Purchase Agreement and *** Boeing *** Customer *** the Aircraft *** with respect to the *** of such Aircraft *** with respect to such Aircraft are referred to herein as *** and shall be *** Aircraft. The *** under this Paragraph 6.2.3.1 *** Customer *** will ***. All other terms and conditions of the Purchase Agreement will remain in effect for that Aircraft.

4.2.3.2 For Aircraft in the Purchase Agreement *** Boeing *** Customer *** with respect to the *** of such Aircraft *** Aircraft ***. The *** under this Paragraph 4.2.3.2 *** Customer *** will ***.

4.2.3.3 For exercised Option Aircraft, if the *** respective Aircraft is *** such Aircraft has ***, then (x) *** Boeing and (y) *** the delivery date of such Aircraft in Table 1 to the Purchase Agreement.

4.2.3.4 For exercised Option Aircraft, if the ***, then *** the terms of this Agreement *** Boeing.

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4.2.4 If Customer elects to *** with respect to any Aircraft as provided in Paragraph 4.2.3 above, such *** such Aircraft under the Purchase Agreement including but not limited to all ***, and

(i) Boeing *** Customer for the respective Aircraft, and

(ii) Boeing may elect, by written notice to Customer within *** thereafter, to *** the Aircraft *** Customer.

4.2.5 if the period of ***, then Customer ***.

4.3 Boeing acknowledges that it is not intended that this Agreement *** any of Customer’s Aircraft. Accordingly, Boeing agrees that Customer *** 787 aircraft *** and that Boeing *** Customer’s 787 ***.

5. ***.

Customer agrees that the *** in this Letter Agreement are *** Aircraft *** in Table 1 to the Purchase Agreement *** and *** and are *** Customer *** in connection with such *** of any *** Customer in connection with ***. For the avoidance of doubt, Customer *** may have under the Purchase Agreement *** Aircraft ***. Provided that Boeing *** Customer the *** in this Letter Agreement with respect to ***, Customer *** Boeing ***.

6. ***.

Customer agrees that *** under the Purchase Agreement *** with Boeing and *** Customer *** notice from Boeing *** it may have *** Boeing *** Customer with at least *** written notice of its intent to do so, *** Customer under the *** to ***, provided, however, that Boeing *** under the Purchase Agreement with respect to any Aircraft that is subject to ***. If Boeing *** Customer ***, absent instruction from Boeing to the contrary, Customer *** that the *** to the *** under the Purchase Agreement. Nothing herein shall constitute ***. Boeing ***.

7. Assignment

The rights and obligations described in this Letter Agreement are provided in consideration of Customer (or any successor) taking delivery of their respective Aircraft and becoming the operator of such Aircraft. This Agreement cannot be assigned, in whole or in part, by one party without the prior written consent of the

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other party; provided that a party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party.

8. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior written consent of the other parties and except as required by law, each party will limit the disclosure of its contents to its employees who have a need to know for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

Very truly yours, THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209414
Other Special Matters	Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209416

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Promotional Support

Reference: a)	Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In support of Customer’s marketing and promotion programs associated with the launch of the Model 787 and introduction of the Aircraft into service, Boeing agrees *** Customer’s external expenses for such programs for *** before and *** after delivery of the first Aircraft. Boeing will match Customer’s external expenses up to $*** (*** Dollars) for the first Aircraft and up to $*** (*** Dollars) for each additional Aircraft up to a maximum of *** total Aircraft. These programs may include *** promotion programs and advertising campaigns.

Boeing’s obligation to provide this *** support will commence at the time the purchase of the Aircraft becomes firm (not subject to cancellation by either party) and terminate *** months after the delivery of the first Aircraft. Boeing will provide payment of *** upon receipt of copies of invoices detailing such expenses incurred within the period of time *** months prior to the scheduled delivery of the first Aircraft and *** months after the actual delivery of the first Aircraft to Customer. There will be no cash payments or other support in lieu thereof.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to discuss the extent, selection, scheduling, and *** process for the program.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

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Very truly yours, THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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Promotional Support	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209430

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Performance Guarantees

Reference:	Purchase Agreement No. 3860 (the Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments hereto. The performance guarantees in the Attachment specific to the GENX-1B*** or Trent 1000-*** engine model for the 787-8 and GENX-1B*** or Trent 1000-*** engine model for the 787-9, are subject to change if a different GEnx or Trent model is configured for the Aircraft. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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Performance Guarantees – 787 Aircraft	Page 1

Very truly yours, THE BOEING COMPANY

By	/s/ ***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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Performance Guarantees – 787 Aircraft	Page 2

Attachment A1

UAL-PA-03860-LA-1209430

GEnx-1B*** Engines

MODEL 787-8 PERFORMANCE GUARANTEES

FOR UNITED AIR LINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

Boeing / United Air Lines, Inc. Proprietary

P.A. No. 3860
AERO-B-BBA4-M09-0908C	SS09-0285

Attachment A1

UAL-PA-03860-LA-1209430

GEnx-1B*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished GEnx-1B*** engines.

2	FLIGHT PERFORMANCE

2.1	Enroute One-Engine-Inoperative Altitude

The FAA approved gross weight at an enroute one-engine-inoperative altitude of *** feet at which the available gross climb gradient equals *** percent on an ISA+10°C day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

2.2	Altitude Capability—All Engines Operating

2.2.1	The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	*** Feet
GUARANTEE:	*** Feet

Conditions:
1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.
2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.
3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.2.2	The gross weight capability at an altitude of *** feet, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

Boeing / United Air Lines, Inc. Proprietary

P.A. No. 3860
AERO-B-BBA4-M09-0908C	SS09-0285

Attachment A1

UAL-PA-03860-LA-1209430

GEnx-1B*** Engines

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.3	Mission

2.3.1	Mission Range

The still air range with a *** pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

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The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

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Taxi-Out:

Fuel	*** Pounds

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Nautical Miles

Approach and Landing Maneuver:

Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

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The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	*** feet	*** feet
	2.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

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The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

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For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

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	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet
4.	*** feet	*** feet
5.	*** feet	*** feet
6.	*** feet	*** feet
7.	*** feet	*** feet
8.	*** feet	*** feet
9.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

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The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

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2.3.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

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Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

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Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

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Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is not limited by the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

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Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a ***minute cruise on a standard day at an ***Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.7 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3, 2.3.4, and 2.3.5.

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2.3.7	Weight Summary—United Airlines

Pounds
Standard Model Specification MEW	***
787 Airplane Configuration Specification Addendum, ***,
***
*** (*** CC / *** YC) Interior
GEnx Engines
*** Lb. Maximum Taxi Weight
*** USG Fuel Capacity

Changes for United Airlines*
***	***
***
***	***
***	***
***	***
***	***
***	***

United Airlines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.3.8)	***

United Airlines Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds
Seat Weight Included*			***

***	***	***

***	***	***
***	***	***

***	***	***

***	***	***
***	***	***

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2.3.8	Standard and Operational Items Allowance

	Qty	lb	lb	lb
Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Portable Oxygen Bottles	***	***
Miscellaneous Equipment			***
First Aid Kits	***	***
Crash Axe	***	***
Megaphones	***	***
Flashlights	***	***
Smoke Goggles	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts (*** cu ft @ *** lb/cu ft)			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew (*** @ *** lb. ea.)	***	***
Cabin Crew (*** @ *** lb. ea.)	***	***
Baggage (*** @ *** lb. ea.)	***	***
Navigation Bags & Manuals (*** @ *** lb. ea.)	***	***
Catering Allowance & Removable Inserts: *** Meal Service			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Tourist Class	***	***
Passenger Service Equipment (*** @ *** lb. ea.)			***
Potable Water—(180 USG)			***
Waste Tank Disinfectant			***
Emergency Equipment (Includes Over Water Equip.)			***
Slide Rafts: Main Entry	***	***
Life Vests	***	***
Locator Transmitter	***	***
Cargo System			***
Pallets (*** @ *** lb ea.)		***
Containers (*** @ *** lb ea.)		***
Total Standard and Operational Items Allowance				***

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3	SOUND LEVELS

3.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14 CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

3.2	Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than *** EPNdB.

3.3	Departure Condition

The sound level for Departure Noise shall be defined as the numerical average of flyover (with thrust cutback) and lateral noise certification values. The Departure Noise level for this aircraft with a brake release gross weight of *** pounds shall qualify this aircraft for the London “QC1” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:                    *** EPNdB

3.4	Arrival Condition

The sound level for Arrival Noise shall be defined as *** EPNdB less than the approach noise certification value. The Arrival Noise level for this aircraft with a landing gross weight of *** pounds shall qualify this aircraft for the London “QC1” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:                    *** EPNdB

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

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4.2	The guarantee payloads of Paragraph 2.3.2, 2.3.3, and 2.3.4, the specified payload of the Paragraph 2.3.5 block fuel guarantee, and the specified payload of the Paragraph 2.3.1 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 or 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with anti-skid operative. The takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and ***. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine power extraction for air conditioning with one pack operating. No engine power extraction for thermal anti-icing is provided unless otherwise specified. ***

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5.6	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. ***

5.7	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

5.9	Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 rule shall be defined as ***dB less than the sum of the differences between the three certification values (flyover with cutback, peak lateral, and approach) of the Aircraft with respect to the three noise limits defined in ICAO Annex 16, Volume 1, Chapter 3 and 14 CFR Part 36 Stage 3.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the enroute one-engine-inoperative altitude, the buffet onset portion of altitude capability guarantee, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

6.3	Compliance with the all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

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6.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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MODEL 787-8 PERFORMANCE GUARANTEES

FOR UNITED AIR LINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	SOUND LEVELS

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
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1.	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-8 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished Trent 1000-*** engines.

2.	FLIGHT PERFORMANCE

2.1	Enroute One-Engine-Inoperative Altitude

The FAA approved gross weight at an enroute one-engine-inoperative altitude of *** feet at which the available gross climb gradient equals *** percent on an ISA+10°C day using not more than maximum continuous thrust, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

2.2	Altitude Capability—All Engines Operating

2.2.1	The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	*** Feet
GUARANTEE:	*** Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

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2.2.2	The gross weight capability at an altitude of *** feet, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.3	Mission

2.3.1	Mission Range

The still air range with a *** pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

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Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

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Trent 1000-*** Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***F.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

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The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	*** feet	*** feet
	2.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:		Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:		The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

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		Distance	Height
	1.	*** feet	*** feet
	2.	*** feet	*** feet
	3.	*** feet	*** feet
	4.	*** feet	*** feet
	5.	*** feet	*** feet
	6.	*** feet	*** feet
	7.	*** feet	*** feet
	8.	*** feet	*** feet
	9.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

2.3.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
		Distance	Height
	1.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is not limited by the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds

2.3.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.7 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3, 2.3.4, and 2.3.5.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

2.3.7	Weight Summary—United Airlines

Pounds
Standard Model Specification MEW	***
787 Airplane Configuration Specification Addendum, ***
*** *** CC / *** YC) Interior
Trent 1000 Engines
*** Lb. Maximum Taxi Weight
*** USG Fuel Capacity

Changes for United Airlines*
***	***
***
***	***
***	***
***	***
***	***
***	***

United Airlines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.3.8)	***

United Airlines Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds
Seat Weight Included*			***

***	***	***

***	***	***

***	***	***
***	***	***

***	***	***
***	***	***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

Attachment A2

UAL-PA-03860-LA-1209430

Trent 1000-*** Engines

2.3.8	Standard and Operational Items Allowance

	Qty	lb	lb	lb
Standard Items Allowance				***
Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Portable Oxygen Bottles	***	***
Miscellaneous Equipment			***
First Aid Kits	***	***
Crash Axe	***	***
Megaphones	***	***
Flashlights	***	***
Smoke Goggles	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts (*** cu ft @ *** lb/cu ft)			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew (*** @ *** lb. ea.)	***	***
Cabin Crew (*** @ *** lb. ea.)	***	***
Baggage (*** @ *** lb. ea.)	***	***
Navigation Bags & Manuals (*** @ *** lb. ea.)	***	***
Catering Allowance & Removable Inserts: *** Meal Service			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Tourist Class	***	***
Passenger Service Equipment (*** @ *** lb. ea.)			***
Potable Water—(180 USG)			***
Waste Tank Disinfectant			***
Emergency Equipment (Includes Over Water Equip.)			***
Slide Rafts: Main Entry	***	***
Life Vests	***	***
Locator Transmitter	***	***
Cargo System			***
Pallets (*** @ *** lb ea.)		***
Containers (*** @ *** lb ea.)		***
Total Standard and Operational Items Allowance				***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0774C	SS09-0285

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Trent 1000-*** Engines

3.	SOUND LEVELS

3.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14 CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

3.2	Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than *** EPNdB.

3.3	Departure Condition

The sound level for Departure Noise shall be defined as the numerical average of flyover (with thrust cutback) and lateral noise certification values. The Departure Noise level for this aircraft with a brake release gross weight of *** pounds shall qualify this aircraft for the London “QC1” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:	*** EPNdB

3.4	Arrival Condition

The sound level for Arrival Noise shall be defined as *** EPNdB less than the approach noise certification value. The Arrival Noise level for this aircraft with a landing gross weight of *** pounds shall qualify this aircraft for the London “QC0.5” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:	*** EPNdB

4.	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document *** plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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4.2	The guarantee payloads of Paragraph 2.3.2, 2.3.3, and 2.3.4, the specified payload of the Paragraph 2.3.5 block fuel guarantee, and the specified payload of the Paragraph 2.3.1 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

5.	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 or 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with anti-skid operative. The takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and *** Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine power extraction for air conditioning with one pack operating. No engine power extraction for thermal anti-icing is provided unless otherwise specified. ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
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5.6	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. ***

5.7	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

5.9	Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 rule shall be defined as ***dB less than the sum of the differences between the three certification values (flyover with cutback, peak lateral, and approach) of the Aircraft with respect to the three noise limits defined in ICAO Annex 16, Volume 1, Chapter 3 and 14 CFR Part 36 Stage 3.

6.	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the enroute one-engine-inoperative altitude, the buffet onset portion of altitude capability guarantee, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-8.

6.3	Compliance with the all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

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6.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7.	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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MODEL 787-9 PERFORMANCE GUARANTEES

FOR UNITED AIR LINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	SOUND LEVELS

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

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1.	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-9 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished GEnx-1B*** engines.

2.	FLIGHT PERFORMANCE

2.1	Enroute One-Engine-Inoperative Altitude

The FAA approved gross weight at an enroute one-engine-inoperative altitude of *** feet at which the available gross climb gradient equals *** percent on an ISA+10°C day using not more than maximum continuous thrust with engine and wing anti-ice bleed on, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

2.2	Altitude Capability—All Engines Operating

2.2.1	The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	*** Feet
GUARANTEE:	*** Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.2.2	The gross weight capability at an altitude of *** feet, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

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NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.3	Mission

2.3.1	Mission Range

The still air range with a *** pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

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The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** airport.

For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

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Taxi-Out:

Fuel *** Pounds

Takeoff and Climbout Maneuver:

Fuel *** Pounds
Distance *** Nautical Miles

Approach and Landing Maneuver:

Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

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The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Distance Height
1. *** feet *** feet
2. *** feet *** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

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A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel *** Pounds

Takeoff and Climbout Maneuver:

Fuel *** Pounds
Distance *** Nautical Miles

Approach and Landing Maneuver:

Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

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For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

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Distance Height
1. *** feet *** feet
2. *** feet *** feet
3. *** feet *** feet
4. *** feet *** feet
5. *** feet *** feet
6. *** feet *** feet
7. *** feet *** feet
8. *** feet *** feet
9. *** feet *** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climb Maneuver::	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

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The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel *** Pounds

Takeoff and Climbout Maneuver:

Fuel *** Pounds
Distance *** Nautical Miles

Approach and Landing Maneuver:

Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

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2.3.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

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Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

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Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel *** Pounds

Takeoff and Climbout Maneuver:

Fuel *** Pounds
Distance *** Nautical Miles

Approach and Landing Maneuver:

Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage	Length: The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

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Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

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The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel *** Pounds

Takeoff and Climbout Maneuver:

Fuel *** Pounds
Distance *** Nautical Miles

Approach and Landing Maneuver:

Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

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2.3.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.7 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3, 2.3.4, and 2.3.5.

2.3.7	Weight Summary—United Airlines

Pounds
Standard Model Specification MEW	***
787 Airplane Configuration Specification Addendum, ***

*** (*** CC / *** YC) Interior
GEnx Engines
*** Lb. Maximum Taxi Weight
*** USG Fuel Capacity

Changes for United Airlines*
***	***
***
***	***
***	***
***	***
***	***
***	***

United Airlines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.3.8)	***

United Airlines Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds
* Seat Weight Included:			***

***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

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2.3.8	Standard and Operational Items Allowance

	Qty	lb	lb	lb
Standard Items Allowance				***
Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Portable Oxygen Bottles	***	***
Miscellaneous Equipment			***
First Aid Kits	***	***
Crash Axe	***	***
Megaphones	***	***
Flashlights @ C/A Sta.	***	***
Smoke Goggles	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts (*** cu ft @ *** lb/cu ft)			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew (*** @ *** lb. ea.)	***	***
Cabin Crew (*** @ *** lb. ea.)	***	***
Baggage (*** @ *** lb. ea.)	***	***
Navigation Bags & Manuals (*** @ *** lb ea.)	***	***
Catering Allowance & Removable Inserts: *** Meal Service			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Tourist Class	***	***
Passenger Service Equipment (*** @ *** lb. ea.)			***
Potable Water—(210 USG)			***
Waste Tank Disinfectant			***
Emergency Equipment (Includes Over Water Equip.)			***
Slide Rafts: Main Entry	***	***
Life Vests	***	***
Locator Transmitter	***	***
Cargo System			***
Pallets (*** @ *** lb ea.)		***
Containers (*** @ *** lb ea.)		***
Total Standard and Operational Items Allowance				***

3.	SOUND LEVELS

3.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14 CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

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3.2	Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than *** EPNdB.

3.3	Departure Condition

The sound level for Departure Noise shall be defined as the numerical average of flyover (with thrust cutback) and lateral noise certification values. The Departure Noise level for this aircraft with a brake release gross weight of *** pounds shall qualify this aircraft for the London “QC2” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:                             *** EPNdB

3.4	Arrival Condition

The sound level for Arrival Noise shall be defined as *** EPNdB less than the approach noise certification value. The Arrival Noise level for this aircraft with a landing gross weight of *** pounds shall qualify this aircraft for the London “QC1” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:                             *** EPNdB

4.	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payloads of Paragraph 2.3.2, 2.3.3, and 2.3.4, the specified payload of the Paragraph 2.3.5 block fuel guarantee, and the specified payload of the Paragraph 2.3.1 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

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(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

5.	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 or 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, and with anti-skid operative. The takeoff performance is based on an Aircraft alternate forward center of gravity limit of *** percent of the mean aerodynamic chord. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and *** Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine power extraction for air conditioning with one pack operating. No engine power extraction for thermal anti-ice is provided unless otherwise specified. ***

5.6

The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is

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provided unless otherwise specified. ***

5.7	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

5.9	Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 rule shall be defined as ***dB less than the sum of the differences between the three certification values (flyover with cutback, peak lateral, and approach) of the Aircraft with respect to the three noise limits defined in ICAO Annex 16, Volume 1, Chapter 3 and 14 CFR Part 36 Stage 3.

6.	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the enroute one-engine-inoperative altitude, the buffet onset portion of the all-engine altitude capability guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

6.3	Compliance with the all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7.	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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MODEL 787-9 PERFORMANCE GUARANTEES

FOR UNITED AIR LINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

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1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (Performance Guarantees) are applicable to the 787-9 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished Trent 1000-*** engines.

2	FLIGHT PERFORMANCE

2.1	Enroute One-Engine-Inoperative Altitude

The FAA approved gross weight at an enroute one-engine-inoperative altitude of *** feet at which the available gross climb gradient equals *** percent on an ISA+10°C day using not more than maximum continuous thrust with engine and wing anti-ice bleed on, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

2.2	Altitude Capability—All Engines Operating

2.2.1	The altitude capability at a gross weight of *** pounds, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	*** Feet
GUARANTEE:	*** Feet

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.2.2	The gross weight capability at an altitude of *** feet, on an ISA+10°C day, at *** Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:

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NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions:

1)	The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

2)	The Aircraft shall be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.

3)	The Aircraft shall be capable of at least a *** g maneuver load factor at buffet onset.

2.3	Mission

2.3.1	Mission Range

The still air range with a *** pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is *** the airport conditions.

The takeoff gross weight shall conform to FAA Regulations.

Climbout	Following the takeoff to ***feet, the Aircraft accelerates to
Maneuver:	*** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

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The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

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Taxi-Out:

Fuel	*** Pounds

Takeoff and Climbout Maneuver:

Fuel	*** Pounds
Distance	*** Nautical Miles

Approach and Landing Maneuver:

Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

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The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to ***feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

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The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowance:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

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For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

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		Distance	Height
	1.	*** feet	*** feet
	2.	*** feet	*** feet
	3.	*** feet	*** feet
	4.	*** feet	*** feet
	5.	*** feet	*** feet
	6.	*** feet	*** feet
	7.	*** feet	*** feet
	8.	*** feet	*** feet
	9.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to ***feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

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The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an LRC Mach number, *** feet and a maximum landing weight of *** Pounds.

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2.3.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:		The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:		The airport altitude is *** feet.

The airport temperature is ***°F.

The takeoff runway available (TORA) is *** feet.

The takeoff distance available (TODA) is *** feet.

The accelerate-stop distance available (ASDA) is *** feet.

The lineup allowance adjustment to TORA and TODA is *** feet.

The lineup allowance adjustment to ASDA is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

		Distance	Height
	1.	*** feet	*** feet

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

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Climbout Maneuver:	Following the takeoff to ***feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

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Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

2.3.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

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Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to ***feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is standard day during climb. Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

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The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on *** percent of a contingency allowance equivalent to the fuel required for a *** minute cruise on a standard day at an *** Mach number, *** feet and a maximum landing weight of *** Pounds.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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2.3.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.7 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3, 2.3.4, and 2.3.5.

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2.3.7	Weight Summary—United Airlines

Pounds
Standard Model Specification MEW	*	**

787 Airplane Configuration Specification Addendum, ***, ***
*** (*** CC / *** YC) Interior
Trent 1000 Engines
*** Lb. Maximum Taxi Weight
*** USG Fuel Capacity

Changes for United Airlines*
***	*	**
***
***	*	**
***	*	**
***	*	**
***	*	**
***	*	**

United Airlines Manufacturer’s Empty Weight (MEW)	*	**

Standard and Operational Items Allowance (Paragraph 2.3.8)	*	**

United Airlines Operational Empty Weight (OEW)	*	**

Seat Weight Included*	Quantity		Pounds		Pounds
					*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**

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2.3.8	Standard and Operational Items Allowance

	Qty		lb		lb		lb
Standard Items Allowance							*	**
Unusable Fuel					*	**
Oil					*	**
Oxygen Equipment					*	**
Portable Oxygen Bottles	*	**	*	**
Miscellaneous Equipment					*	**
First Aid Kits	*	**	*	**
Crash Axe	*	**	*	**
Megaphones	*	**	*	**
Flashlights @ C/A Sta.	*	**	*	**
Smoke Goggles	*	**	*	**
Smoke Hoods	*	**	*	**
Galley Structure & Fixed Inserts (*** cu ft @ *** lb/cu ft)					*	**
Operational Items Allowance							*	**
Crew and Crew Baggage					*	**
Flight Crew (*** @ *** lb. ea.)	*	**	*	**
Cabin Crew (*** @ *** lb. ea.)	*	**	*	**
Baggage (*** @ *** lb. ea.)	*	**	*	**
Navigation Bags & Manuals (*** @ *** lb. ea.)	*	**	*	**
Catering Allowance & Removable Inserts: *** Meal Service					*	**
First Class	*	**	*	**
Business Class	*	**	*	**
Economy Class	*	**	*	**
Tourist Class	*	**	*	**
Passenger Service Equipment (*** @ *** lb. ea.)					*	**
Potable Water—(210 USG)					*	**
Waste Tank Disinfectant					*	**
Emergency Equipment (Includes Over Water Equip.)					*	**
Slide Rafts: Main Entry	*	**	*	**
Life Vests	*	**	*	**
Locator Transmitter	*	**	*	**
Cargo System					*	**
Pallets (*** @ *** lb ea.)			*	**
Containers (*** @ *** lb ea.)			*	**
Total Standard and Operational Items Allowance							*	**

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0771B	SS09-0285

Attachment A4

UAL-PA-03860-LA-1209430

Trent 1000*** Engines

3	SOUND LEVELS

3.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14 CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

3.2	Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule

The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule shall not be less than *** EPNdB.

3.3	Departure Condition

The sound level for Departure Noise shall be defined as the numerical average of flyover (with thrust cutback) and lateral noise certification values. The Departure Noise level for this aircraft with a brake release gross weight of *** pounds shall qualify this aircraft for the London “QC2” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:	*** EPNdB

3.4	Arrival Condition

The sound level for Arrival Noise shall be defined as *** EPNdB less than the approach noise certification value. The Arrival Noise level for this aircraft with a landing gross weight of *** pounds shall qualify this aircraft for the London “QC1” noise quota count class as defined in United Kingdom AIP Supplement S8/2009 applicable 29 March 2009, and shall not be greater than the following guarantee value:

GUARANTEE:	*** EPNdB

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0771B	SS09-0285

Attachment A4

UAL-PA-03860-LA-1209430

Trent 1000*** Engines

4.2	The guarantee payloads of Paragraph 2.3.2, 2.3.3, and 2.3.4, the specified payload of the Paragraph 2.3.5 block fuel guarantee, and the specified payload of the Paragraph 2.3.1 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 3.1 or 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, and with anti-skid operative. Takeoff performance is based on an Aircraft alternate forward center of gravity limit of *** percent of the mean aerodynamic chord. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and *** Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

5.5	The enroute one-engine-inoperative altitude guarantee is based on engine power extraction for air conditioning with one pack operating. No engine power extraction for thermal anti-ice is provided unless otherwise specified. ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0771B	SS09-0285

Attachment A4

UAL-PA-03860-LA-1209430

Trent 1000*** Engines

5.6	The all-engine altitude capability guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. ***

5.7	The all-engine altitude capability guarantees and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

5.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

5.9	Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 rule shall be defined as ***dB less than the sum of the differences between the three certification values (flyover with cutback, peak lateral, and approach) of the Aircraft with respect to the three noise limits defined in ICAO Annex 16, Volume 1, Chapter 3 and 14 CFR Part 36 Stage 3.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the enroute one-engine-inoperative altitude, the buffet onset portion of the all-engine altitude capability guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

6.3	Compliance with the all-engine altitude capability guarantees and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0771B	SS09-0285

Attachment A4

UAL-PA-03860-LA-1209430

Trent 1000*** Engines

6.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

P.A. No. 3860
AERO-B-BBA4-M09-0771B	SS09-0285

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209455

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	*** Guarantee for
787-8 Aircraft

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The Attachment A1 to Letter Agreement No. UAL-PA-03860-LA-1209430 contains performance guarantees (Performance Guarantees) for the 787-8. Paragraph *** of the Performance Guarantees includes a *** guarantee (*** Guarantee) which will be effective and applicable to the Aircraft in accordance with such Letter Agreement. Boeing offers the following program *** in the event that the guarantee compliance report furnished to Customer for the Aircraft pursuant to Article *** of the AGTA shows *** Guarantee.

1. Demonstration of Compliance.

Article 5.4 of the AGTA and Letter Agreement No. UAL-PA-03860-LA-1209430 provide a procedure for demonstration of compliance with the Performance Guarantees prior to delivery. That method will be used to *** Guarantee which*** in the *** as described below.

2. Rights and Obligations in the Event the *** to *** the *** Guarantee.

2.1 Aircraft Delivery. In the event any Aircraft, at the time of tender by Boeing for delivery to Customer *** to *** with the *** Guarantee, Customer shall *** such Aircraft ***, subject to the terms and conditions hereinafter set forth.

2.2 Correction of *** with the *** Guarantee. To the extent economically and technically practicable, Boeing will *** to ***improvement parts (Improvement Parts) which, when installed in such Aircraft or engines, would result in an improvement in the ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209455	Page 1
*** – 787-8

performance. Boeing shall *** Customer’s incorporation of such improvements, corrections, or changes *** between Boeing and Customer ***, as applicable. Improvement Parts related to *** shall apply also to *** on terms *** Customer. Boeing *** shall give Customer *** written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

2.2.1 If Boeing elects to provide, or causes to be provided, Improvement Parts for such Aircraft ***, then Customer and Boeing shall mutually agree upon the details of such an Improvement Parts program. To the extent Boeing *** support such a program, such support *** to Customer.

2.2.2 If *** elects to incorporate Improvement Parts in such Aircraft ***, they shall be incorporated within *** days after the delivery of such Improvement Parts to Customer for modifications that can be accomplished on the line. Improvement Parts which require more extensive modifications *** shall be installed within the mutually agreed period of time. All Improvement Parts shall be incorporated in accordance with Boeing *** instructions.

2.2.3 Boeing shall not be obligated to furnish any Improvement Parts in addition to those necessary to cause the Aircraft to *** with the *** Guarantee.

3. ***.

3.1 In the event that Boeing has not provided*** Improvement Parts to correct the *** of the Aircraft to meet the *** Guarantee, such *** will ***. For the avoidance of doubt, *** by Boeing for any portion of the *** corrected for by Improvement Parts that have not been incorporated as set forth in paragraph 3.4 below.

3.2 ***. Boeing *** Customer *** for*** for the immediately preceding twelve (12) month period (Annual Period). The “***” is the *** in such Annual Period. The “***” is defined as ***

(a) ***

***

(b) The following definitions shall apply herein:

***

*** will be used.

*** guarantee *** for Paragraph 2.3.5 of the Performance Guarantees shown in the guarantee *** report and *** in accordance with Paragraph 1 above.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209455	Page 2
*** – 787-8

*** for Paragraph 2.3.5 of the Performance Guarantees shown in the guarantee *** report and *** in accordance with Paragraph 1 above.

*** Aircraft *** Aircraft ***

3.3 *** Customer pursuant to paragraph 3.2 above *** Boeing ***, which may be ***, as appropriate. In no event shall *** Customer pursuant to Paragraph 3.2 above *** Aircraft ***. Any *** under this Letter Agreement shall be *** the Aircraft *** Customer.

3.4 ***. The *** performance improvement attributable to any Improvement Parts shall be determined by analysis based on data supplied by *** and certified to be correct ***. *** such improvement shall be deemed to be the *** improvement *** based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this Paragraph 3.4. If Customer elects not to incorporate Improvement Parts in such Aircraft as set forth above, *** consistent with the improvement in *** performance which would have been realized had such Improvement Parts been incorporated.

4. ***.

Boeing and Customer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing *** to provide *** to Customer under this Letter Agreement and (i) any other Boeing aircraft performance-related *** in the Purchase Agreement and (ii) Engine Manufacturer’s direct *** to Customer.

5. Assignment.

This Letter Agreement and the *** of Boeing set forth herein are exclusively for the benefit of Customer as owner and/or operator of the Aircraft. It is therefore agreed such Letter Agreement may not be assigned, in whole or in part, except as provided in Article 9 of the AGTA as amended by Letter Agreement 6-1162-IRS-0184.

6. ***

*** this Letter Agreement *** Boeing in accordance with the terms and conditions of this Letter Agreement is *** Customer *** Boeing and *** Customer *** the Aircraft *** the *** Guarantee. Customer *** Boeing *** the Aircraft *** the *** Guarantee.

7. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior, written consent of the other party and except

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209455	Page 3
*** – 787-8

as required by law, each party agrees to limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209455	Page 4
*** – 787-8

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209429

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	*** Guarantee for 787-9 Aircraft

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The Attachment A2 to Letter Agreement No. UAL-PA-03860-LA-1209430 contains performance guarantees (Performance Guarantees) for the 787-9 aircraft. Paragraph *** of the Performance Guarantees includes a *** guarantee (*** Guarantee) which will be effective and applicable to the Aircraft in accordance with such Letter Agreement. Boeing offers the following program *** in the event that the guarantee compliance report furnished to Customer for the Aircraft pursuant to Article *** of the AGTA shows *** Guarantee.

1. Demonstration of Compliance.

Article 5.4 of the AGTA and Letter Agreement No. UAL-PA-03860-LA-1209430 provide a procedure for demonstration of compliance with the Performance Guarantees prior to delivery. That method will be used to *** Guarantee which*** in the *** as described below.

2. Rights and Obligations in the Event the *** to *** the *** Guarantee.

2.1 Aircraft Delivery. In the event any Aircraft, at the time of tender by Boeing for delivery to Customer *** to *** with the *** Guarantee, Customer shall *** such Aircraft ***, subject to the terms and conditions hereinafter set forth.

2.2 Correction of *** with the *** Guarantee. To the extent economically and technically practicable, Boeing will *** to *** improvement parts (Improvement Parts) which, when installed in such Aircraft or engines, would result in an improvement in the *** performance. Boeing shall *** Customer’s incorporation of such improvements, corrections,

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209429	Page 1
*** – 787-9

or changes at the warranty labor *** between Boeing and Customer ***, as applicable. Improvement Parts related to *** shall apply also to *** on terms *** Customer. Boeing *** shall give Customer *** written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

2.2.1 If Boeing elects to provide, or causes to be provided, Improvement Parts for such Aircraft ***, then Customer and Boeing shall mutually agree upon the details of such an Improvement Parts program. To the extent Boeing *** support such a program, such support shall be provided at no charge to Customer.

2.2.2 If *** elects to incorporate Improvement Parts in such Aircraft ***, they shall be incorporated within *** days after the delivery of such Improvement Parts to Customer for modifications that can be accomplished on the line. Improvement Parts which require more extensive modifications *** shall be installed within the mutually agreed period of time. All Improvement Parts shall be incorporated in accordance with Boeing *** instructions.

2.2.3 Boeing shall not be obligated to furnish any Improvement Parts in addition to those necessary to cause the Aircraft to *** with the Block Fuel Guarantee.

3. ***

3.1 In the event that Boeing has not provided*** Improvement Parts to correct the *** of the Aircraft to meet the *** Guarantee, such *** will ***. For the avoidance of doubt, *** by Boeing for any portion of the *** corrected for by Improvement Parts that have not been incorporated as set forth in paragraph 3.4 below.

3.2 ***. Boeing *** Customer *** for *** for the immediately preceding twelve (12) month period (Annual Period). The “***” is the *** in such Annual Period. The “***” is defined as ***

(a) ***

***

(b) The following definitions shall apply herein:

***

***will be used.

*** guarantee *** for Paragraph 2.3.5 of the Performance Guarantees shown in the guarantee *** report and *** in accordance with Paragraph 1 above.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209429	Page 2
*** – 787-9

*** for Paragraph 2.3.5 of the Performance Guarantees shown in the guarantee *** report and *** in accordance with Paragraph 1 above.

*** Aircraft ***

*** Aircraft***

3.3 *** Customer pursuant to paragraph 3.2 above *** Boeing ***, which may be ***, as appropriate. In no event shall *** Customer pursuant to Paragraph 3.2 above *** Aircraft ***. Any *** under this Letter Agreement shall be *** the Aircraft *** Customer.

3.4 ***. The *** performance improvement attributable to any Improvement Parts shall be determined by analysis based on data supplied by *** and certified to be correct ***. *** such improvement shall be deemed to be the *** improvement *** based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this Paragraph 3.4. If Customer elects not to incorporate Improvement Parts in such Aircraft as set forth above, *** consistent with the improvement in *** performance which would have been realized had such Improvement Parts been incorporated.

4. ***.

Boeing and Customer agree that it is not the intent of the parties under this Letter Agreement to cause Boeing *** to provide *** to Customer under this Letter Agreement and (i) any other Boeing aircraft performance-related *** in the Purchase Agreement and (ii) Engine Manufacturer’s direct *** to Customer.

5. Assignment.

This Letter Agreement and the *** of Boeing set forth herein are exclusively for the benefit of Customer as owner and/or operator of the Aircraft. It is therefore agreed such Letter Agreement may not be assigned, in whole or in part, except as provided in Article 9 of the AGTA as amended by Letter Agreement 6-1162-IRS-0184.

6. ***

*** this Letter Agreement *** Boeing in accordance with the terms and conditions of this Letter Agreement is *** Customer *** Boeing and *** Customer *** the Aircraft *** the *** Guarantee. Customer *** Boeing *** the Aircraft *** the *** Guarantee.

7. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209429	Page 3
*** – 787-9

or to other parties. Without obtaining the prior, written consent of the other party and except as required by law, each party agrees to limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209429	Page 4
*** – 787-9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209618

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	Alternate Engine Selection

Reference:	Purchase Agreement No. PA-03860 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer has requested and Boeing has agreed that Customer may delay the selection of engines for the Aircraft beyond the signing date of the Purchase Agreement. The engine model *** shown in Table 1 to the Purchase Agreement, Supplemental Exhibit EE1 to the Purchase Agreement, Attachment A to Letter Agreement No. UAL-PA-03860-LA-1209236***. The *** in effect at the time of engine selection will apply to the engine model selected.

Customer shall notify Boeing of Customer’s final engine selection on or before ***, and Boeing and Customer shall execute a Supplemental Agreement to the Purchase Agreement conforming Table 1, Supplemental Exhibit EE1 and the Performance Guarantees to Customer’s engine selection.

1. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209618	Page 1
Alternate Engine Selection

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

BOEING / UNITED AIR LINES, INC. PROPRIETARY

UAL-PA-03860-LA-1209618	Page 2
Alternate Engine Selection

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-ELP-0794

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	*** Program ***

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In consideration of Customer executing the Purchase Agreement and fully performing obligations under such Purchase Agreement including taking delivery of no less than *** Boeing model 787 aircraft, Boeing agrees to provide the special considerations set forth below for Customer’s ***.

1. *** Program for *** Aircraft (the *** Program) In response to Customer’s desire to ***, Boeing agrees to *** Program set forth below to Customer ***. ***

1.1 ***. Boeing ***.

1.2 Documentation. Boeing will provide Customer *** applicable manuals, documents and data including but not limited to airplane flight manual ***.

2. Administration of the *** Program.

2.1 Annual Confirmation. Customer shall annually confirm in writing that the *** the Customer at all times during each annual confirmation period. For the avoidance of doubt, the annual confirmation period shall be from February 1st of each year through January 31st of the following year and shall commence with the first anniversary of the month ***.

2.2 Annual Review. Beginning one (1) year ***, Customer will provide Boeing with *** on an annual basis. At the end of each annual reporting period, ***. Results of this *** will be used to determine whether Customer ***. Customer’s record keeping will include data ***. ***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

6-1162-ELP-0794	Page 1
*** Program ***

3 ***.

In accordance with the results of the annual *** as described in paragraph 2 above, if required, Customer will ***. The ***, adjusted for the *** Aircraft *** will be *** of the specific aircraft by a ***.

4. Removal of Aircraft from the *** Program.

4.1 If Customer decides to dispose of an Aircraft *** (Change of Ownership), Customer will provide a notice to Boeing not less than ninety calendar days prior to the intended disposal of such Aircraft so that the *** Customer ***. Boeing *** Customer any ***. For the avoidance of doubt, the *** Program is offered to Customer for its *** usage and the *** is not *** Customer ***.

4.2 In the event that Customer should decide to sell a *** aircraft *** and immediately continue operation of the aircraft under a lease-back arrangement, Customer may continue its utilization of such aircraft with the *** for as long as the lease arrangement continues (and thereafter for as long as Customer is the lessee of such aircraft).

4.3 In the event Customer *** under the Purchase Agreement for the Aircraft, Boeing has right to ***.

5. Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA-UAL, as amended by 6-1162-IRS-0184.

6. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior written consent of the other parties and except as required by law, each party will limit the disclosure of its contents to its employees who have a need to know for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

6-1162-ELP-0794	Page 2
*** Program ***

Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

Attachment

BOEING / UNITED AIR LINES, INC. PROPRIETARY

6-1162-ELP-0794	Page 3
*** Program ***

United Air Lines, Inc.

Attachment A to 6-1162-ELP-0794

	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

6-1162-ELP-0794	Page 4
*** Program ***

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-ELP-0795

United Air Lines, Inc.

77 West Wacker Drive

Chicago, Illinois 60601-0100

Subject:	*** Program

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In consideration of Customer executing the Purchase Agreement and fully performing obligations under such Purchase Agreement including taking delivery of no less than *** Boeing model 787 aircraft, Boeing agrees to provide the special considerations set forth below for Customer’s ***.

1. *** Program for *** Aircraft (*** Program) In response to Customer’s desire to *** Boeing agrees to *** Program set forth below to Customer ***.

1.1 ***. Boeing ***.

1.2 Documentation. Boeing will provide Customer *** applicable manuals, documents and data including but not limited to airplane flight manual ***. ***

2. Administration of the *** Program.

2.1 Annual Confirmation. Customer shall annually confirm in writing that the *** the Customer at all times during each annual confirmation period. For the avoidance of doubt, the annual confirmation period shall be from February 19th of each year through February 18th of the following year and shall commence with the first anniversary of the month ***.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

6-1162-ELP-0795	Page 1
*** Program

2.2 Annual Review. Beginning one (1) year *** Customer will provide Boeing with ***on an annual basis. At the end of each annual reporting period, ***. Results of this *** will be used to determine whether Customer ***. Customer’s record keeping will include data ***. ***

3 ***.

In accordance with the results of the annual *** as described in paragraph 2 above, if required, Customer will ***. The ***, adjusted for the *** Aircraft *** will be *** of the specific aircraft by a ***.

4. Removal of Aircraft from the *** Program.

4.1 If Customer decides to dispose of an Aircraft *** “Change of Ownership”), Customer will provide a notice to Boeing not less than *** calendar days prior to the intended disposal of such Aircraft so that the *** Customer ***. Boeing *** Customer any ***. For the avoidance of doubt, the *** Program is offered to Customer for its *** usage and the *** is not *** Customer ***.

4.2 In the event that Customer should decide to sell a *** aircraft *** and immediately continue operation of the aircraft under a lease-back arrangement, Customer may continue its utilization of such aircraft with *** for as long as the lease arrangement continues (and thereafter for as long as Customer is the lessee of such aircraft).

4.3 In the event Customer *** under the Purchase Agreement for the Aircraft, Boeing has right ***.

5. Assignment.

The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA-UAL as amended by Letter Agreement No. 6-1162-IRS-0184.

6. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior written consent of the other parties and except as required by law, each party will limit the disclosure of its contents to its employees who have a need to know for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By	/s/ ***

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 27, 2012

United Air Lines, Inc.

By	/s/ Gerald Laderman

Its	Senior Vice President – Finance and Treasurer

Attachment

BOEING / UNITED AIR LINES, INC. PROPRIETARY

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United Air Lines, Inc.

Attachment A to 6-1162-ELP-0795

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BOEING / UNITED AIR LINES, INC. PROPRIETARY

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